EXHIBIT 99(bb)

                          ---------------------------------------
                                  DATED 24 FEBRUARY 1999

                             SYNDICATED FACILITIES AGREEMENT
                           TU Australia Holdings (AGP) Pty Ltd
                           TU Australia Holdings No. 1 Limited
                           TU Australia Holdings No. 2 Limited
                                    ("CORE BORROWERS")
                                   TUA (No. 10) Pty Ltd
                                   TUA (No. 11) Pty Ltd
                                    ("WCF BORROWERS")
                            Bank of America National Trust and
                                   Savings Association
                                     Deutsche Bank AG
                             National Australia Bank Limited
                            Toronto Dominion Australia Limited
                                   ("JOINT LEAD BANKS")
                             National Australia Bank Limited
                                 ("WORKING CAPITAL BANK")
                           The financial institutions specified
                          in the Details as Hedge Counterparties
                                 ("HEDGE COUNTERPARTIES")
                             National Australia Bank Limited
                                    ("FACILITY AGENT")
                             National Australia Bank Limited,
                                     Singapore Branch
                                ("OFFSHORE PAYING AGENT")
                             The financiers specified in the
                                  Details as Financiers
                                      ("FINANCIERS")
                                 MALLESONS STEPHEN JAQUES
                                        Solicitors
                                          Rialto
                                    525 Collins Street
                                    Melbourne Vic 3000
                                Telephone (61 3) 9643 4000
                                   Fax (61 3) 9643 5999
                                     DX 101 Melbourne
                                         Ref: JLC
                                  MELBOURNE/29@V01!.DOC

CONTENTS      SYNDICATED FACILITIES AGREEMENT


              1 THE FACILITIES AND FACILITY LIMITS                         11

                     Facilities                                            11
                     Financiers to fund by Loan Notes                      11
                     Maximum accommodation                                 11
                     Several Obligations                                   11
                     Several Interests                                     12
                     Application of Proceeds                               12
                     Limitation on Use                                     12
                     Termination                                           12
                     Reduction in Total Facility Limit                     13
                     Performance of Deed Poll                              13

              2 USING THE FACILITIES                                       13

                     Drawings                                              13
                     Requesting a drawing                                  14
                     Effect of a Drawdown Notice                           14
                     Conditions to first drawing                           14
                     Conditions to all drawings                            14
                     Benefit of conditions                                 14
                     Issue of Loan Notes                                   14
                     Relationship between Loans under the different
                     Deeds Poll                                            15
                     Location of Deeds Poll                                16
                     First drawing                                         16

              3 INTEREST                                                   16

                     Notification of Interest Period                       16
                     When Interest Periods begin and end                   16
                     Notice of Interest Rate                               16

              4 WORKING CAPITAL FACILITY                                   16


              5 CANCELLATION                                               17


              6 FEES                                                       17

                     Commitment fee                                        17
                     Cancellation and the commitment fee                   17
                     Agent fees                                            17
                     Underwriting Fee                                      18

              7 HEDGE COUNTERPARTIES                                       18

                     Accession of Hedge Counterparties                     18
                     Undertaking of Hedge Counterparties                   18
                     Execution of Hedge Counterparty Accession Agreement   19
                     Notification of Hedge Exposures                       19
                     Consent                                               19

              8 REPRESENTATIONS AND WARRANTIES                             19

                     Representations and Warranties                        19

                     Repetition                                            19

              9 UNDERTAKINGS                                               20


              10 EVENTS OF DEFAULT                                         20

                     Events of Default                                     20

              11 COSTS AND INDEMNITIES                                     20

                     What the Borrower agrees to pay                       20
                     Indemnity                                             21
                     Items included in loss, liability and Costs           21
                     Payment of employees'losses                           22
                     Currency conversion on judgment debt                  22

              12 REGISTRATION                                              22

                     Registered form                                       22
                     Issue of Loan Notes by inscription in Register        22
                     Effect of inscription                                 22
                     Appointment of Registrar                              23
                     Register                                              23
                     Entries in, and rectification of, Register            24
                     Certified extracts from Register available            24

              13 OBLIGATIONS AND RESTRICTIONS                              24

                     No prospectus                                         24
                     Financiers to observe laws                            25
                     Restrictions on offer and sales of Loan Notes         25

              14 SCOPE OF AGENCY                                           25

                     Appointment                                           25
                     Extent of authority and obligations                   25
                     Acceptance by Facility Agent                          25
                     Binding nature of agency                              25
                     Excluded roles and duties                             26

              15 HOW AND WHEN THE FACILITY AGENT ACTS                      26

                     After consultation and instructions                   26
                     Matters requiring instructions from all Financiers 26 Matters requiring instruction from a Majority of
                     Financiers                                            27
                     Overriding instructions                               27
                     Without consultation or instructions                  28
                     Facility Agent's actions                              28
                     Financier's instructions                              28

              16 FACILITY AGENT'S OBLIGATIONS TO GIVE NOTICES AND COPIES   28

                     Facility Agent's obligations                          28
                     Facility Agent's awareness of certain events          29
                     Facility Agent may assume compliance                  29
                     Confidentiality                                       29
                     Limit on obligations                                  29

              17 AGENT'S RELATIONSHIP WITH FINANCE PARTIES                 30

                     Individual responsibility of Finance Parties          30
                     Exoneration of Agent                                  30
                     Agent in capacity of a Financier                      31
                     Agent dealing in different capacities                 31
                     Facility Agent to act on Financier's request          31
                     Restriction on Finance Parties exercising rights      31
                     Notice of transfer                                    32
                     Financier to pay over amounts received directly       32
                     Pro-rata refunds                                      32
                     Proceeds of litigation                                32

              18 FUNDING OF FACILITY AGENT                                 33

                     Financiers to indemnify against non-payment           33
                     The Borrower's back-to-back indemnity                 33
                     Funds before acting                                   33
                     If a Financier does not fund                          33
                     Borrower's costs obligation not affected              34

              19 FACILITY AGENT'S RELATIONSHIP WITH THE BORROWER           34

                     Compliance may be assumed                             34
                     Facility Agent is not responsible for Finance Party's
                     breach                                                34

              20 CHANGE OF AGENTS                                          34

                     Retirement                                            34
                     Removal                                               34
                     When retirement or removal takes effect               34
                     Permitted successor Agents                            35
                     Obligations of retiring and successor Agents          35
                     Manner of appointment                                 35

              21 MISCELLANEOUS PROVISIONS RELATING TO AGENCY               35

                     Security trust deed                                   35
                     Delegation by Agent                                   35
                     Duties when delegating                                35
                     Responsibility for delegates                          36
                     Facility Agent may rely on communications and opinions36
                     Force majeure                                         36
                     No responsibility for force majeure                   36

              22 ENTITLEMENTS TO PAYMENTS                                  36

                     Entitlement to payments                               36
                     Direction to pay                                      37

              23 DISTRIBUTION OF PAYMENTS                                  37

                     How Agent is to distribute                            37
                     Excess distributions - contingencies                  37
                     Postponement of non-funding Finance Parties           38
                     Manner of distribution                                38
                     Distributions made in error                           38
                     Application of payments                               38

              24 ASSIGNMENTS AND SUBSTITUTIONS BY FINANCIERS               38

                     Assignment by Financier                               38
                     Syndication - Offshore Deed Poll                      39
                     Assignment by Financiers                              40
                     Substitution certificates                             41
                     Methods of substitution by Domestic Financiers or
                     Offshore Financiers                                   42

              25 DEALING WITH INTERESTS                                    46

                     No dealing by Borrower                                46
                     Dealings by Financier                                 46
                     Dealings by Facility Agent                            46

              26 NOTICES                                                   46

                     Form                                                  46
                     Waiver of notice period                               47

              27 GENERAL                                                   47

                     Set-off                                               47
                     Certificates                                          47
                     Prompt performance                                    47
                     Discretion in exercising rights                       47
                     Consents                                              48
                     Partial exercising of rights                          48
                     No liability for loss                                 48
                     Conflict of interest                                  48
                     Remedies cumulative                                   48
                     Rights and obligations are unaffected                 48
                     Indemnities                                           48
                     Variation and waiver                                  48
                     Confidentiality                                       48
                     Further steps                                         49
                     Inconsistent law                                      49
                     Supervening legislation                               49
                     Time of the essence                                   49
                     Counterparts                                          49
                     Applicable law                                        49
                     Serving documents                                     50

              28 INTERPRETATION                                            50

                     Definitions                                           50
                     References to certain general terms                   57
                     Number                                                58
                     Headings                                              58
                     Deutsche                                              59

              SCHEDULE 1 - CONDITIONS PRECEDENT (CLAUSE 2.4)               60


              SCHEDULE 2 - DRAWDOWN NOTICE (CLAUSE 2)                      64


              SCHEDULE 3 - FORM OF SUBSTITUTION CERTIFICATE                65


              1 DEFINITIONS                                                65

              2 TRANSFER AND SUBSTITUTION                                  65

                     Transfer                                              65
                     Substitution                                          66

              3 INDEPENDENT ASSESSMENT BY SUBSTITUTE FINANCIER             66


              4 PAYMENTS                                                   66


              5 WARRANTY                                                   66


              6 NOTICES                                                    67


              7 LAW                                                        67


              SCHEDULE 4 - HEDGE COUNTERPARTY ACCESSION AGREEMENT          68


              SCHEDULE 5- OBLIGOR STRUCTURE CHART                          70


              SCHEDULE 6 - [DOMESTIC DEED POLL/OFFSHORE DEED POLL]         71


              1 THE LOAN NOTES                                             72

                     Creation of Loan Notes                                72
                     Core Borrowers'undertaking to pay                     72

              2 RIGHTS AND OBLIGATIONS OF FINANCIERS                       72

                     Benefit and entitlement                               72
                     Rights independent                                    72
                     Facility Agent and Financiers bound                   72
                     Directions to hold Deed Poll                          72

              3 FORM, TITLE AND STATUS                                     72

                     Constitution under Loan Note Deed Poll                72
                     Independent obligations                               73
                     Register conclusive                                   73
                     Holder absolutely entitled                            73
                     Status of Loan Notes                                  73

              4 TRANSFERS                                                  73

                     Limit on transfer                                     73
                     Registration of transfer                              73

              5 INTEREST                                                   73

                     Interest charges                                      73
                     Calculation of interest                               73

              6 REPAYING AND PREPAYING                                     74

                     Repayment                                             74
                     Voluntary prepayment                                  74
                     Apportionment                                         74
                     Prepayment and the Facility Limit                     74

              7 RELIQUIFYING BILLS                                         74

                     Obligation to draw Bills                              74
                     Financier as attorney                                 75
                     Termination                                           75
                     Indemnity by Financier                                75
                     Deemed application                                    75

              8 EVENT OF DEFAULT                                           75


              9 PAYMENT                                                    76

                     Manner of payment                                     76
                     Currency of payment                                   76

              10 TAX                                                       77

                     Payments to Agents or Financiers                      77
                     Tax credit                                            77

              11 INCREASED COSTS                                           77

                     Compensation payable by Core Borrowers                77
                     Negotiations                                          78
                     Prepayment                                            78
                     Effect of notice                                      79
                     No compensation                                       79
                     Retrospective costs                                   79
                     Change of lending office                              79

              12 ILLEGALITY OR IMPOSSIBILITY                               80

                     Financier's right to suspend or cancel                80
                     Extent and duration                                   80
                     Notice requiring prepayment under Facility            80
                     Financier to seek alternative funding method          80

              13 INTEREST ON OVERDUE AMOUNTS                               81

                     Obligation to pay                                     81
                     Compounding                                           81
                     Interest following judgment                           81

              14 GENERAL                                                   81


              15 DEFINITIONS                                               81

                     Incorporation of definitions                          81
                     New definitions                                       81

              EXECUTION PAGES                                              83

SYNDICATED FACILITIES  AGREEMENT

DETAILS

INTERPRETATION

Definitions are at the end of the General Terms before the schedules.

                          -----------------------------------------------------
                          CORE BORROWERS, WCF BORROWERS, JOINT LEAD BANKS,
PARTIES WORKING CAPITAL BANK, HEDGE COUNTERPARTIES, FACILITY AGENT, OFFSHORE PAYING AGENT and FINANCIERS, each as described below.
                          -----------------------------------------------------


                          -----------------------------------------------------
CORE BORROWERS
                          TU Australia Holdings (Partnership) Limited
                          Partnership a limited partnership formed and registered under the Partnership Act 1958 of Victoria, the general partner of which is:

                             Name:            TU Australia Holdings (AGP) Pty
                                              Ltd

                             ACN:             086 014 931

                             Incorporated in: Victoria

                          and the limited partners of which are:

                             Name:            TU Australia Holdings No. 1
                                              Limited

                             ARBN:

                             Incorporated in: England and Wales

                             and:

                             Name:            TU Australia Holdings No. 2
                                              Limited

                             ARBN:

                             Incorporated in: England and Wales

                          Address:    Level 49
                                      525 Collins Street
                                      Melbourne, Victoria

                          Fax:        9629 8292

                          Attention:  Bob Shapard
                          -----------------------------------------------------


                          -----------------------------------------------------
WCF BORROWERS             Name:       TUA (No. 10) Pty Ltd

                          ACN:        086 015 036

                          Address:    Level 49
                                      525 Collins Street
                                      Melbourne, Victoria

                          Fax:        9629 8292

                          Attention:  Bob Shapard

                          Name:       TUA (No. 11) Pty Ltd

                          ACN:        086 014 968

                          Address:    Level 49
                                      525 Collins Street
                                      Melbourne, Victoria

                          Fax:        9629 8292

                          Attention:  Bob Shapard
                          -----------------------------------------------------

                          -----------------------------------------------------
JOINT LEAD BANKS          Name:       Bank of America National Trust and Savings
                                      Association

                          ARBN:       064 874 531

                          Address:    Level 37, Rialto South Tower,
                                      525 Collins Street,
                                      Melbourne, Victoria, 3000

                          Fax:        (613) 9269 1534

                          Telephone:  (613) 9623 6400

                          Attention:  Vice President

                          Name:       Deutsche Bank AG

                          ARBN:       064 164 162

                          and

                          Name:       Deutsche Australia Limited

                          ACN:        006 385 593

                          Address:    Level 23, 333 Collins Street
                                      Melbourne , Victoria

                          Fax:        (613) 9270 4451

                          Telephone:  (613) 9270 4478

                          Attention:  Manager, Loans Administration

                          Name:       National Australia Bank Limited

                          ACN:        004 044 937

                          Address:    Level 2
                                      271 Collins Street
                                      Melbourne  Vic   3000

                          Fax:        (613) 9659 6927

                          Telephone:  (613) 9659 9159

                          Attention:  Ms Chris Kunaratnam

                          Name:       Toronto Dominion Australia Limited

                          ACN:        004 858 020

                          Address:    Level 36
                                      385 Bourke Street
                                      Melbourne  Vic   3000

                          Fax:        (613) 9670 3779

                          Telephone:  (613) 9602 1344

                          Attention:  Manager, Credit Administration
                          -----------------------------------------------------

                          -----------------------------------------------------
WORKING CAPITAL BANK      Name:       National Australia Bank Limited

                          ACN:        004 044 937

                          Address:    Level 2
                                      271 Collins Street
                                      Melbourne  Vic   3000

                          Fax:        (613) 9659 6927

                          Telephone:  (613) 9659 9159

                          Attention:  Ms Chris Kunaratnam
                          -----------------------------------------------------


                          -----------------------------------------------------
HEDGE COUNTERPARTIES      Name:       Bank of America National Trust and Savings
                                      Association

                          ARBN:       064 874 531
                          Address:    Level 37, Rialto South Tower,
                                      525 Collins Street,
                                      Melbourne, Victoria, 3000

                          Fax:        (613) 9269 1534
                          Telephone:  (613) 9623 6400
                          Attention:  Vice President

                          Name:       Deutsche Bank AG

                          ARBN:       064 164 162

                          Address:    Level 23
                                      333 Collins Street
                                      Melbourne, Victoria

                          Fax:        (613) 9270 4452
                          Telephone:  (613) 9270 4431
                          Attention:  Global Markets, Settlements

                          Name:       National Australia Bank Limited
                          ACN:        004 044 937
                          Address:    Level 2
                                      271 Collins Street
                                      Melbourne  Vic   3000

                          Fax:        (613) 9659 6927
                          Telephone:  (613) 9659 9159
                          Attention:  Ms Chris Kunaratnam

                          Name:       The Toronto -Dominion Bank

                          ARBN:       082 818 175

                          Address:    Level 36
                                      385 Bourke Street
                                      Melbourne  Vic   3000

                          Fax:        (613) 9670 3779
                          Telephone:  (613) 9602 1344
                          Attention:  Manager, Credit Administration
                          -----------------------------------------------------


                          -----------------------------------------------------
FACILITY AGENT            Name:       National Australia Bank Limited

                          ACN:        004 044 937

                          Address:    Level 2
                                      271 Collins Street
                                      Melbourne  Vic   3000

                          Fax:        (613) 9659 6927
                          Telephone:  (613) 9659 6755
                          Attention:  Head of Agency
                          -----------------------------------------------------


                          -----------------------------------------------------
OFFSHORE PAYING AGENT     Name:       National Australia Bank Limited,
                                      Singapore Branch

                          ACN:        004 044 937
                          Address:    5 Temasek Boulevard,
                                      #15-01, Suntec City Tower,
                                      Singapore

                          Fax:        (65) 338 3028
                          Telephone:

                          Attention:  Corporate Banking
                          -----------------------------------------------------


                          -----------------------------------------------------
FINANCIERS                See last page of these Details
                          -----------------------------------------------------


                          -----------------------------------------------------
TOTAL FACILITY LIMIT      A$1,100,000,000, as reduced by any reductions in the
                          Facility Limits
                          -----------------------------------------------------

                          -----------------------------------------------------
TRANCHE A FACILITY        DESCRIPTION:     1 year non-revolving cash advance
                                           facility.

                          FACILITY LIMIT:  A$275,000,000, reduced by the total
                                           of all cancellations, prepayments
                                           and repayments under this agreement
                                           including under clauses 1.13
                                           (Reduction in Total Facility Limit)
                                           and 1.14 (Reduction in Total
                                           Facility Limit).

                          AVAILABILITY     The period from the date of this
                          PERIOD:          agreement to the earlier of the
                                           close of business on Financial Close
                                           and 15 March 1999.

                          MATURITY DATE:   The anniversary of the date of
                                           Financial Close.

                          INTEREST RATE:   Bank Bill Rate plus the Margin.

                          INTEREST         Not less than 30 and not more than

                          PERIODS: 180 days exceptin the initial 6 months from Financial Close, in which case, 30 days.

                          PURPOSE: To fund the subscription by the Core Borrowers of shares in Holdco.

                          DRAWINGS:        Minimum A$10,000,000 and a whole
                                           multiple of A$1,000,000.

                          PREPAYMENT:      Prepayments of at least A$10,000,000

                                           or a whole multiple of A$5,000,000
                                           are permitted on 5 Business Days'
                                           notice expiring on the last day of
                                           the Interest Period of the relevant
                                           Loan.
                          -----------------------------------------------------


                          -----------------------------------------------------
TRANCHE B FACILITY        DESCRIPTION:     3 year revolving cash advance
                                           facility.

                          FACILITY LIMIT:  A$220,000,000, reduced by the total
                                           of all cancellations and repayments
                                           under this agreement including under
                                           clauses 1.13 (Reduction in Total
                                           Facility Limit) and 1.14 (Reduction
                                           in Total Facility Limit).

                          AVAILABILITY     The period from the date of this
                          PERIOD:          agreement to the close of business
                                           on the Maturity Date.

                          MATURITY DATE:   The third anniversary of the date of
                                           Financial Close.

                          INTEREST RATE:   Bank Bill Rate plus the Margin.

                          INTEREST         Not less than 30 and not more than
                          PERIODS:         180 days except in the initial 6
                                           months from Financial Close, in
                                           which case, 30 days.

                          PURPOSE: To fund the subscription by the Core Borrowers of shares in Holdco.

                          DRAWINGS:        Minimum A$10,000,000 and a whole
                                           multiple of A$1,000,000.

                          PREPAYMENT:      Prepayments of at least
                                           A$10,000,000 or a whole multiple of
                                           A$5,000,000 are permitted on 5
                                           Business Days' notice expiring on
                                           the last day of the Interest Period
                                           of the relevant Loan.
                          -----------------------------------------------------

                          -----------------------------------------------------

TRANCHE C FACILITY        DESCRIPTION:     3 year  non-revolving cash advance
                                           facility.

                          FACILITY LIMIT:  A$605,000,000, reduced by the total
                                           of all cancellations, prepayments and
                                           repayments under this agreement
                                           including under clauses 1.13
                                           (Reduction in Total Facility Limit)
                                           and 1.14 (Reduction in Total Facility
                                           Limit).

                          AVAILABILITY     The period from the date of this
                          PERIOD:          agreement to the earlier of the
                                           close of business on Financial Close
                                           and 15 March 1999.

                          MATURITY DATE:   The third anniversary of the date of
                                           Financial Close.

                          INTEREST RATE:   Bank Bill Rate plus the Margin.

                          INTEREST         Not less than 30 and not more than
                          PERIODS:         180 days except in the initial 6
                                           months from Financial Close, in
                                           which case, 30 days.

                          PURPOSE: To fund the subscription by the Core Borrowers of shares in Holdco.

                          DRAWINGS:        Minimum A$10,000,000 and a whole
                                           multiple of A$1,000,000.

                          PREPAYMENT:      Prepayments of at least A$10,000,000
                                           or a whole multiple of A$5,000,000
                                           are permitted on 5 Business Days'
                                           notice expiring on the last day of
                                           the Interest Period of the relevant
                                           Loan.
                          -----------------------------------------------------


                          -----------------------------------------------------
WORKING CAPITAL FACILITY  FACILITY LIMIT:  A$5,000,000, as reduced by the total of all cancellations.

                          MATURITY DATE:   The second anniversary of the date of
                                           Financial Close.  See Working Capital
                                           Terms and Conditions for further
                                           details.
                          -----------------------------------------------------


                          -----------------------------------------------------
FEES (also see clause 6)  UNDERWRITING     As separately agreed in writing
                          FEE:             between the Core Borrowers and the
                                           Joint Lead Banks.

                          COMMITMENT FEE:  40% of the applicable Margin,
                                           calculated on the daily balance of
                                           the Undrawn Facility Limit using a
                                           365 day year from the earlier of the
                                           date of Financial Close and 24
                                           February 1999.

                          AGENCY FEE:      As separately agreed in writing
                                           between the Facility Agent and the
                                           Core Borrowers.
                          ----------------------------------------------------

                          -----------------------------------------------------
SECURITY                  includes:

                          o       the Guarantee
                          o       the Partnership Mortgage
                          o       the Holdco Mortgage
                          o       the BS1 Mortgage, Share Mortgage and Charge

                          -----------------------------------------------------


                          -----------------------------------------------------
TRANSACTION               include:
DOCUMENTS

                          o       this agreement

                          o       any Drawdown Notice

                          o       any Substitution Certificate

                          o       the Security

                          o       the Security Trust Deed

                          o       the Fee Letters

                          o       the Working Capital Terms and Conditions

                          o       each Hedge Agreement

                          o       each Material Contract

                          o       the Domestic Deed Poll

                          o       the Offshore Deed Poll

                          o       each Loan Note


                          -----------------------------------------------------


                          -----------------------------------------------------
BUSINESS DAY PLACE
                          Melbourne and Sydney
                          -----------------------------------------------------


                          -----------------------------------------------------
GOVERNING LAW
                          Victoria
                          -----------------------------------------------------


                          -----------------------------------------------------
DATE OF AGREEMENT
                          See front page
                          -----------------------------------------------------

FINANCIERS



------------------------------------------------------------------------------------------------
NAME AND DETAILS                TRANCHE A   TRANCHE B    TRANCHE C      WORKING       TOTAL
                                COMMITMENT  COMMITMENT   COMMITMENT     CAPITAL     COMMITMENT
                                    A$          A$           A$       COMMITMENT        A$
                                                                          $A
------------------------------------------------------------------------------------------------
NAME:

BA Australia Limited
                                60,937,500  48,750,000   134,062,500                243,750,000
ACN: 004 417 341

ADDRESS AND LENDING OFFICE:
Level 37, Rialto South Tower,
525 Collins Street
Melbourne  Vic   3000
FAX:    (613) 9269 1534

TELEPHONE: (613) 9623 6400

ATTENTION: Vice President
------------------------------------------------------------------------------------------------
NAME:
Deutsche Bank AG
                                60,937,500  48,750,000  134,062,500                243,750,000
ARBN: 064 164 162
and:

NAME:
Deutsche Australia Limited
ACN: 006 385 593

ADDRESS AND LENDING OFFICE:
Level 23
333 Collins Street
Melbourne  Vic   3000

FAX: (613) 9270 4451

TELEPHONE: (613) 9270 4472

ATTENTION: Manager, Loans
Administration
------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------
NAME AND DETAILS                 TRANCHE A   TRANCHE B    TRANCHE C    WORKING        TOTAL
                                COMMITMENT   COMMITMENT   COMMITMENT    CAPITAL     COMMITMENT
                                    A$           A$           A$       COMMITMENT       A$
                                                                           $A
------------------------------------------------------------------------------------------------
NAME:
National Australia Bank
Limited
                                60,937,500   48,750,000  134,062,500   5,000,000   248,750,000
ACN: 004 044 937

ADDRESS AND LENDING OFFICE:
Level 2
271 Collins Street
Melbourne  Vic   3000

FAX: (613) 9659 6927

TELEPHONE: (613) 9659  9159

ATTENTION:  Ms Chris
Kunaratnam
------------------------------------------------------------------------------------------------
NAME:
Toronto Dominion Australia
Limited
                                60,937,500   48,750,000  134,062,500               243,750,000
ACN: 004 858 020

ADDRESS AND LENDING OFFICE:
Level 36
385 Bourke Street
Melbourne  Vic   3000

FAX: (613) 9670 3779

TELEPHONE: (613) 9602 1344

ATTENTION:
Manager, Credit Administration
------------------------------------------------------------------------------------------------
NAME:
Paribas Group Australia
Limited
                                31,250,000   25,000,000  68,750,000                125,000,000
ACN: 002 174 843

ADDRESS AND LENDING OFFICE:
Level 11
3 Spring Street
Sydney  NSW   2000

FAX:(02) 9241 5363

TELEPHONE: (02) 9251 7766

ATTENTION:
Relationship Manager
----------------------------------------------------------------------------------------------

GENERAL TERMS

1       THE FACILITIES AND FACILITY LIMITS

FACILITIES
        1.1     The Financiers grant to the Core Borrowers:

                (a) a non-revolving cash advance facility under the Tranche A Facility during the Availability Period in an aggregate amount not exceeding the Facility Limit;

                (b) a revolving cash advance facility under the Tranche B Facility during the Availability Period in an aggregate amount not exceeding the Facility Limit; and

                (c) a non-revolving cash advance facility under the Tranche C Facility during the Availability Period in an aggregate amount not exceeding the Facility Limit.

        1.2 The Working Capital Bank grants to the WCF Borrowers the Working Capital Facility on the terms of this agreement and the Working Capital Terms and Conditions until the Maturity Date in an aggregate amount not exceeding the Facility Limit.

FINANCIERS TO FUND BY LOAN NOTES
        1.3 Each Financier agrees to provide its Proportion of Loans under a Facility requested by a Core Borrower under this agreement:

                (a) as a subscription for a Loan Note registered under a Deed Poll;

                (b)     through its Lending Office; and

                (c) up to an amount not exceeding its Commitment for the relevant Facility.

MAXIMUM ACCOMMODATION
        1.4 The maximum total amount of financial accommodation available to the Borrowers under this agreement is the aggregate of the Total Facility Limit and the Facility Limit for the Working Capital Facility. That maximum applies to the Borrowers as a whole and is not a limit applying to each Borrower individually.

        1.5 Despite anything in this agreement, a Financier need not provide financial accommodation under this agreement to the extent by which its Drawn Commitment for a Facility after providing that financial accommodation would exceed its Commitment for that Facility.

SEVERAL OBLIGATIONS
        1.6 The obligations of each Financier under this agreement and each Bank Finance Document are several. The failure of a Financier to perform its obligations under a Bank Finance Document will not relieve any other Financier, an Agent or a Borrower of any of their respective obligations under a Bank Finance Document. An Agent will not be responsible for the obligations of any Financier (except for its own obligations, if any, as a

                Financier) nor will any Financier be responsible for the obligations of any other Financier.

SEVERAL INTERESTS
        1.7 The interests of each Agent and each Financier under this agreement and each Bank Finance Document are several. Subject to the provisions of the Bank Finance Documents, each Financier may separately enforce its rights under any Bank Finance Document.

APPLICATION OF PROCEEDS
        1.8 The Core Borrowers must apply the proceeds obtained from a drawing under a Facility only for the purpose of financing the subscription of shares in Holdco provided that the proceeds are ultimately applied:

                (a) in the case of the proceeds from the Tranche A Facility and the Tranche C Facility, to pay the Total Purchase Price and Acquisition Costs; and

                (b) in the case of the proceeds from the Tranche B Facility, to pay the Total Purchase Price and Acquisition Costs and the working capital, Capital Expenditure and general corporate requirements of the WCF Borrowers, and the WCF Borrowers must apply the proceeds from the Working Capital Facility, to fund the working capital requirements of the WCF Borrowers.

LIMITATION ON USE

        1.9 If the Core Borrowers wish to use a Facility they must do so together and not individually. Subject to clause 11.5 of the Security Trust Deed, each Core Borrower is jointly and severally liable for all financial accommodation provided under this agreement.

        1.10 Subject to the terms of this agreement and unless otherwise agreed by the Financiers, the first drawing under the Facilities must be made on Financial Close.

TERMINATION
        1.11    If:
                (a) the Treasurer of the State of Victoria, Westar, Westar Assets or Kinetik enters into an agreement with a person other than the Purchasers for the purpose of the disposal of all or any of the shares in or the assets of Gascor, Westar, Westar Assets or Kinetik; or

                (b) Financial Close has not occurred on or before 15 March 1999 (or such later date as all of the Financiers may agree in writing),

     then the Availability Period will automatically expire and all of the Commitments will automatically be reduced to nil and the Facilities will terminate.

        1.12 Except as provided in clause 1.11 (Termination), a Facility terminates on the Maturity Date for that Facility.

REDUCTION IN TOTAL FACILITY LIMIT
        1.13

                (a) On or before the date of Financial Close and after the entry by the Core Borrowers into Hedge Agreements with each Hedge Counterparty in compliance with the Security Trust Deed, the Facility Agent must immediately update the Original Base Case Model to reflect the actual interest rates applying (or to apply) as from the date of Financial Close under the Hedge Agreements. The Facility Agent will agree with the Core Borrowers the new assumptions with regard to interest rates and adjust the Original Base Case Model to reflect the new assumptions regarding interest rates.

                (b) If, on the basis solely of that updated Base Case Model, the projected Consolidated Interest Cover Ratio on any Calculation Date prior to the tenth anniversary of Financial Close is less than the projected ratio in the Original Base Case Model on each relevant Calculation Date then the Facility Limits for the Tranche A Facility, Tranche B Facility and Tranche C Facility (and the Commitments of each Financier on a pro rata basis) may be reduced and cancelled at the sole discretion of the Joint Lead Banks by such an amount as is required so that the projected Consolidated Interest Cover Ratio under the updated Base Case Model on each Calculation Date prior to the tenth anniversary of Financial Close is not less than the projected ratio in the Original Base Case Model.

        1.14 Prior to Financial Close, the Borrower must notify the Facility Agent of the Total Purchase Price and Acquisition Costs. If the Total Facility Limit on Financial Close is greater than 70% of the aggregate of the Total Purchase Price and the Acquisition Costs, then the Facility Limits for the Tranche A Facility, Tranche B Facility and Tranche C Facility (and the Commitments of each Financier on a pro rata basis) will be proportionally reduced and cancelled by such amount as is required so that the Total Facility Limit equals 70% of the aggregate of the Total Purchase Price and the Acquisition Costs.

PERFORMANCE OF DEED POLL
        1.15 Each Financier, the Facility Agent and the Offshore Paying Agent undertakes to do everything a Deed Poll provides that it is to do and agrees to be bound by the Deed Polls.

2       USING THE FACILITIES

DRAWINGS
        2.1     If a Borrower wants to use:

                (a) the Tranche A Facility or the Tranche C Facility, it may only do so by a single drawing of a Loan under each Facility on Financial Close;

                (b) the Tranche B Facility, it may do so by no more than six drawings of Loans; and

                (c) the Working Capital Facility, it may do so in accordance with the Working Capital Terms and Conditions. Clauses 2.2, 2.3, 2.5 and 3 do not apply to the Working Capital Facility.

REQUESTING A DRAWING
        2.2 If the Core Borrowers want a drawing, they agree to give a Drawdown Notice to the Facility Agent by 11am on the third Business Day before the day it wants the drawing. The Agent must promptly inform the Financiers of the receipt of a Drawdown Notice.

EFFECT OF A DRAWDOWN NOTICE
        2.3 A Drawdown Notice is effective when the Facility Agent actually receives it in legible form. An effective Drawdown Notice is irrevocable.

CONDITIONS TO FIRST DRAWING
        2.4 Before a Borrower requests the first drawing or requests financial accommodation under the Working Capital Facility, it agrees to ensure that the Facility Agent receives every item listed in schedule 1 (Conditions Precedent) in form and substance satisfactory to the Facility Agent. Any item required to be certified must be certified by a director of the relevant Obligor as being true and complete as at a date no earlier than 7 days prior to the date of this agreement.

CONDITIONS TO ALL DRAWINGS
        2.5     A Financier need not provide any financial accommodation unless:

                (a) it is to be provided during the Availability Period set out in the Details for the relevant Facility; and

                (b) the Financier's Drawn Commitment for a Facility after providing the accommodation would not be greater than its Commitment for the Facility; and

                (c) the Facility Agent has received a Drawdown Notice in respect of it; and

                (d) the representations and warranties in clause 5 of the Security Trust Deed and in the Drawdown Notice and the statements in the Drawdown Notice are correct and not misleading at the date of the Drawdown Notice and at the date the accommodation is provided; and

                (e) no Event of Default or Potential Event of Default subsists or would result from the accommodation being provided.

BENEFIT OF CONDITIONS
        2.6 Each condition to drawing is for the sole benefit of the Financiers and may be waived by the Facility Agent.


ISSUE OF LOAN NOTES

        2.7     On the Drawdown Date for a drawing of a Loan under a Facility:

                (a) each Financier agrees to provide its Proportion of the Loan requested (which shall constitute a subscription for a Loan Note without any further action on the part of the Financier) to the Facility Agent; and

                (b)     the Core Borrowers shall:

                        (i) in the case of the first Drawdown Date, deliver to the Facility Agent (by release from escrow) the Offshore Deed Poll outside Australia and the Domestic Deed Poll in Victoria; and

                        (ii) issue (by inscription in the Register) either a Domestic Loan Note or an Offshore Loan Note to each Financier with:

                                (A) a maximum principal amount which may be outstanding from time to time under it equal to the Financier's Commitment for the relevant Facility; and

                                (B) a principal amount outstanding equal to the Financier's Proportion of the Loans under that Facility from time to time outstanding.

                        The Core Borrowers will before the first Drawdown Date sign and seal each Deed Poll in the jurisdiction in which it is to be delivered and provide them to the Facility Agent in escrow, for release on receipt of the money referred to in this clause to be delivered and dated by the Facility Agent on the date of that receipt.

        2.8 On receipt of the amount referred to in clause 2.7, the Facility Agent shall:

                (a) pay that amount in the manner specified in the Drawdown Notice;

                (b) in the case of the first Drawdown Date, deliver and date the Deeds Poll; and

                (c) enter the Loan Notes to be issued under clause 2.7 in the relevant Register. That entry will constitute the issue of the Loan Notes.

        2.9 In the case of amounts received under or in relation to the Offshore Deed Poll or Offshore Loan Notes, payments and accounts under this agreement must be outside Australia unless the IWT Amending Legislation has become law.

RELATIONSHIP BETWEEN LOANS UNDER THE DIFFERENT DEEDS POLL
        2.10 The Core Borrowers shall drawdown and repay or prepay amounts between the Loan Notes rateably according to the participation in the Principal Outstanding of the Financiers who hold them, except where the Core Borrowers are expressly permitted to repay or prepay a Loan or an individual Financier under the Bank Finance Documents.

LOCATION OF DEEDS POLL
        2.11    The Facility Agent shall at all times:

                (a)     retain the Domestic Deed Poll in Victoria; and

                (b) until the IWT Amending Legislation has become law, retain the Offshore Deed Poll outside Australia and, afterwards, outside Australia or in Victoria.

FIRST DRAWING
        2.12 The Core Borrowers must ensure that the total principal amount drawn on the first Drawdown Date is an amount that will ensure that each Domestic Loan Note has an outstanding principal amount of at least A$500,000 or the Domestic Loan Notes issued on the first Drawdown Date are issued in a manner which otherwise constitutes an "excluded issue" within the meaning of the Corporations Law.

3       INTEREST
--------------------------------------------------------------------------------
NOTIFICATION OF INTEREST PERIOD
        3.1 The first Interest Period for a Loan is the period specified in the Drawdown Notice. Each subsequent Interest Period is a period notified by the Core Borrowers to the Facility Agent by 11am on the second Business Day before the last day of the current Interest Period. However, in each case, the specified period must be one that is set out in the Details. If the Core Borrowers do not give notice or correct notice, the subsequent Interest Period is the same length as the Interest Period which immediately precedes it (or it is the period until the Maturity Date, if that is shorter than the preceding Interest Period).

WHEN INTEREST PERIODS BEGIN AND END
        3.2 The first Interest Period for a Loan begins on its Drawdown Date. Each subsequent Interest Period begins on the day when the preceding Interest Period for the Loan ends. An Interest Period which would otherwise end on a day which is not a Business Day ends on the next Business Day unless that next Business Day would fall in a new calendar month in which case the Interest Period ends on the immediately preceding Business Day and an Interest Period which would otherwise end after a Maturity Date for a Facility ends on the Maturity Date for that Facility.

NOTICE OF INTEREST RATE
        3.3 The Facility Agent shall notify the Core Borrowers of the Interest Rate applicable to an Interest Period in respect of a Loan promptly following a request in writing from the Core Borrowers.

4       WORKING CAPITAL FACILITY
--------------------------------------------------------------------------------
        4.1 The Working Capital Bank will, save as provided for in this clause, provide the Working Capital Facility on the terms and conditions of the Working Capital Terms and Conditions.

        4.2 A copy of the Working Capital Terms and Conditions must, on request by the Agent, be provided by the Working Capital Bank to the Facility Agent and the WCF Borrowers consent to the same.

        4.3 The WCF Borrowers and the Working Capital Bank agree with and for the benefit of each other Financier that the principal amount outstanding under the Working Capital Facility provided by the Working Capital Bank will not exceed the Facility Limit for the Working Capital Facility.

        4.4 The Working Capital Bank may not, until a notice has been served by the Security Trustee under and in accordance with clause 8.2 of the Security Trust Deed, demand repayment of any moneys owing to it in respect of the Working Capital Facility.

        4.5 Except as provided in clause 4.4, to the extent of any inconsistency between the provisions of the Working Capital Terms and Conditions and the provisions of this agreement (other than in respect of drawdown mechanics, pricing, fees, availability and required payments), the provisions of this agreement will prevail.

        4.6 On request from the Facility Agent, the Working Capital Bank will provide to the Facility Agent details of all moneys owing under the Working Capital Facility and the WCF Borrowers consent to such information being so provided.

5       CANCELLATION
--------------------------------------------------------------------------------
        The Borrowers may cancel the Undrawn Facility Limit of a Facility in whole or in part by giving the Agent at least five Business Days' notice. A partial cancellation must be at least A$5,000,000 and a whole multiple of A$5,000,000. Once given, the notice is irrevocable. The Facility Limit for the Facility reduces by the amount of any cancellation. Each Financier's Commitment for the Facility also reduces by its Proportion of the cancelled amount.

6       FEES
--------------------------------------------------------------------------------
COMMITMENT FEE
        6.1 The Borrowers agree to pay to the Facility Agent quarterly in arrears (the first quarter ending three months after the earlier of the date of Financial Close and 24 February 1999) and on the Maturity Date for the Tranche B Facility, a commitment fee in respect of each Facility as set out in the Details.

CANCELLATION AND THE COMMITMENT FEE
        6.2 If a Borrower cancels any of the Undrawn Facility Limits, it agrees to pay the commitment fee in respect of the cancelled amount up to and including the cancellation date.

AGENT FEES
        6.3 The Core Borrowers agree to pay the Facility Agent for itself an agency fee in accordance with the terms separately agreed in an agency fee letter between the Core Borrowers and the Facility Agent.

UNDERWRITING FEE
        6.4 The Core Borrowers agree to pay to the Joint Lead Banks an underwriting fee in accordance with the terms separately agreed in an underwriting fee letter between the Core Borrowers and the Joint Lead Banks.

7       HEDGE COUNTERPARTIES
--------------------------------------------------------------------------------
ACCESSION OF HEDGE COUNTERPARTIES
        7.1 No Financier providing hedging facilities but not party to this agreement as a Hedge Counterparty will be entitled to share in any of the security constituted by the Security in respect of the Hedge Liabilities unless and until it has executed a Hedge Counterparty Accession Agreement.

UNDERTAKING OF HEDGE COUNTERPARTIES
        7.2 Except as the Majority of Financiers have previously consented to in writing, no Hedge Counterparty will:

                (a) demand (other than as may be necessary in order to exercise a right to terminate or close out any hedging transaction as provided in and permitted under clause 7.2(b)) or receive payment, prepayment or repayment of, or any distribution in respect of, or on account of, any Hedge Liabilities in cash or in kind, or apply any money or property in or towards the discharge of any Hedge Liabilities except:

                        (i) for scheduled payments arising under the original terms of the Hedge Agreements (without regard to any amendments made after the date of those Hedge Agreements other than those permitted by the Majority of Financiers); and/or

                        (ii) for the proceeds of enforcement of the Security received and applied in accordance with the terms of this agreement or any other Bank Finance Document;

                (b) exercise any right to terminate or close out any hedging transaction under the Hedge Agreements prior to its stated maturity unless:

                        (i) the Core Borrower has failed to make any payment due under the Hedge Agreement after any grace periods applicable thereto and such default is not cured within 5 Business Days of notice of such default being given to the Agent; or

                        (ii) the Security Trustee has made a declaration under clause 8.2 of the Security Trust Deed; or

                        (iii) the Hedge Counterparty is entitled to exercise such a right under section 5(b)(i) (Illegality) of the Hedge Agreement; or

                        (iv) the Core Borrowers have fully paid all Amounts Owing to the Financiers under this agreement or the Facilities have been terminated or cancelled; or

                (c) discharge all or any part of the Hedge Liabilities by set-off, any right of combination of accounts or otherwise except if and to the extent that those Hedge Liabilities are permitted to be paid under paragraph (a) above; or

                (d) permit to subsist or receive after the date of Financial Close any Security Interest or any financial support (including without limitation the taking of any participation, the giving of any guarantee, indemnity or other assurance against loss, or the making of any deposit or payment) for, or in respect of, any of the Hedge Liabilities other than under the Security or any other Security Interest or support granted for the full benefit (save to the extent otherwise required so as to comply with applicable law) of the Finance Parties.

EXECUTION OF HEDGE COUNTERPARTY ACCESSION AGREEMENT
        7.3 Each party to this agreement irrevocably authorises the Facility Agent to sign each Hedge Counterparty Accession Agreement on its behalf and acknowledges that upon the same being signed, it shall have consented to such Hedge Counterparty becoming party to this agreement.

NOTIFICATION OF HEDGE EXPOSURES
        7.4 Each Hedge Counterparty must, on request by the Facility Agent, give written notice to the Agent certifying its Hedge Exposure as at the date of the notice.

CONSENT
        7.5 To the extent that the terms of any Hedge Agreement prohibit the Core Borrowers transferring any interest or obligation under a Hedge Agreement to the Security Trustee without the consent of the Hedge Counterparty, the Hedge Counterparty gives that consent in relation to the Partnership Mortgage.

8       REPRESENTATIONS AND WARRANTIES
--------------------------------------------------------------------------------
REPRESENTATIONS AND WARRANTIES
        8.1 Each Borrower makes the representations and warranties made by it in clause 5 of the Security Trust Deed.

REPETITION
        8.2 The representations and warranties made pursuant to clause 8.1 are taken also to be made on each Drawdown Date and on the date of delivery of a compliance certificate in accordance with clause 6.1(l) of the Security Trust Deed by reference to the then current circumstances. Each Borrower agrees to notify the Facility Agent of anything that happens that would mean it could not truthfully repeat all of its representations and warranties on each Drawdown Date and on the date of delivery of a compliance certificate in accordance with clause 6.1(l) of the

                Security Trust Deed by reference to the then current circumstances.

9       UNDERTAKINGS
--------------------------------------------------------------------------------
        9.1 Each Borrower makes the undertakings given by it in clause 6 of the Security Trust Deed.

10      EVENTS OF DEFAULT
--------------------------------------------------------------------------------
EVENTS OF DEFAULT
        10.1 Each of the events specified in clause 8.1 of the Security Trust Deed will be an Event of Default under this agreement (whether or not it is within the Borrowers' power to prevent it).

11      COSTS AND INDEMNITIES
--------------------------------------------------------------------------------
WHAT THE BORROWER AGREES TO PAY

        11.1 The Borrowers agree to pay or reimburse the Facility Agent on demand for:

                (a) the reasonable Costs of the Facility Agent and each Finance Party in connection with:

                        (i) the negotiation, preparation, execution and registration of and payment of Taxes on any Bank Finance Document (other than a Substitution Certificate executed after the primary syndication of the Facilities); and

                        (ii) their being satisfied that conditions to drawing have been met; and

                        (iii) giving and considering consents, approvals, agreements, waivers, discharges and releases and any variation or amendment of, under, to or otherwise in connection with a Bank Finance Document; and

                (b) the reasonable Costs of the Joint Lead Banks in connection with the syndication of the Facilities for a period of not more than six months from Financial Close; and

                (c) the Costs of the Agents and each Finance Party in connection with the enforcing or preserving rights (or considering, enforcing or preserving them) under any Bank Finance Document, or doing anything in connection with any enquiry by an authority involving the Obligor or any of its Related Entities; and

                (d) Taxes and fees (including registration fees) and fines and penalties in respect of fees paid, or that the Facility Agent reasonably believes are payable, in connection with any Bank Finance Document or a payment or receipt or any other transaction contemplated by any Bank Finance Document. However, the Borrower need not pay a fine or penalty in connection with Taxes or fees to the extent that it has placed the Facility Agent in sufficient cleared funds for the Facility Agent to be able to pay the Taxes or fees by the due date.

                The Facility Agent may debit any of these amounts to a Borrower's account after asking the Borrower to pay and the Borrower has failed to pay the amount requested.

INDEMNITY
        11.2 The Borrowers indemnify each Agent and each Finance Party against any liability or loss arising from, and any Costs incurred in connection with:

                (a) financial accommodation requested under a Bank Finance Document not being provided in accordance with the request for any reason except default of the Agent or the Financier; or

                (b) financial accommodation under a Bank Finance Document being repaid, discharged or made payable other than at its maturity or on an Interest Payment Date relevant to that accommodation; or

                (c) an Agent or the Finance Party acting in connection with a Bank Finance Document in good faith on fax or telephone instructions purporting to originate from the offices of an Obligor or to be given by an Authorised Officer of an Obligor and which it believes to be genuine and correct; or

                (d)     an Event of Default; or

                (e) an Agent or the Finance Party exercising or attempting to exercise a right or remedy in connection with a Bank Finance Document after an Event of Default and for so long as it subsists; or

                (f) any indemnity an Agent or the Finance Party properly gives a Controller or an administrator of an Obligor or to the Security Trustee in respect of an indemnity properly given by the Security Trustee to such Controller or administrator.

ITEMS INCLUDED IN LOSS, LIABILITY AND COSTS 11.3 The Borrowers agree that:

                (a) the Costs referred to in clause 11.1 (What the Borrower agrees to pay) and the liability, loss or Costs referred to in clause 11.2 (Indemnity) include in relation to clause 11.1(a) and (b), reasonable legal Costs and in relation to clause 11.1(c) and 11.2, legal Costs in accordance with any written agreement as to legal costs or, if no agreement, on whichever is the higher of a full indemnity basis or solicitor and own client basis; and

                (b) the Costs referred to in clause 11.1((a)) and (c) (What the Borrower agrees to pay) include those paid, or that the Agent or relevant Finance Party reasonably believes are payable, to persons engaged by the Agent or a Finance Party in connection with the Bank Finance Documents (such as consultants); and

                (c) loss or liability and any Costs in any indemnity under the Bank Finance Documents may include "break costs". These may be calculated by any method the Finance Party reasonably chooses including by reference to any loss it incurs because the Finance Party terminates arrangements it has made with others to fund (or to maintain its funding of) financial accommodation under the Bank Finance Documents.

PAYMENT OF EMPLOYEES' LOSSES
        11.4 The Borrowers agree to pay the Facility Agent an amount equal to any liability or loss and any Costs of the kind referred to in clause 11.2 (Indemnity) suffered or incurred by any employee, officer, agent or contractor of an Agent or the Finance Party unless caused by that person's gross negligence.

CURRENCY CONVERSION ON JUDGMENT DEBT
        11.5 If a judgment, order or proof of debt for an amount in connection with a Bank Finance Document is expressed in a currency other than that in which the amount is due under the Bank Finance Document, then the Borrowers indemnify each Agent and each Finance Party against:

                (a) any difference arising from converting the other currency if the rate of exchange used by the Agent or the Finance Party under clause 9.2 of the Deed Poll (Currency of payment) for converting currency when it receives a payment in the other currency is less favourable to the Agent or the Finance Party than the rate of exchange used for the purpose of the judgment, order or acceptance of proof of debt; and

                (b)     the Costs of conversion.

12      REGISTRATION
--------------------------------------------------------------------------------
REGISTERED FORM
        12.1 Each Loan Note is in registered form. No global or definitive certificate will be issued in respect of it, unless required by law.

ISSUE OF LOAN NOTES BY INSCRIPTION IN REGISTER

        12.2 The issue of each Loan Note is effected by inscription of the details of the Loan Notes in the Register.

EFFECT OF INSCRIPTION

        12.3 Each inscription in the Register in respect of a Loan Note constitutes:

                (a) an acknowledgment to the relevant Financier by the Core Borrowers of the indebtedness of the Core Borrowers to that Financier under the relevant Deed Poll; and

                (b) an undertaking by the Core Borrowers to the relevant Financier to make all payments of principal and interest in respect of the Loan Note in accordance with the terms of the Loan Note and the relevant Deed Poll; and

                (c) an entitlement to the other benefits given to Financiers and the Agent under the relevant Deed Poll.

APPOINTMENT OF REGISTRAR
        12.4 The Facility Agent (in respect of the Domestic Loan Notes) and the Offshore Paying Agent (in respect of the Offshore Loan Notes) are appointed by the Core Borrowers the registrars of the Loan Notes on the terms and conditions of this agreement and the relevant Deed Poll and the Facility Agent and Offshore Paying Agent accept that appointment.

REGISTER
        12.5    The Registrar agrees to do the following things:

                (a) (in the case of the Facility Agent) establish and maintain the Domestic Register in Victoria as agent of the Core Borrowers;

                (b) (in the case of the Offshore Paying Agent) establish and maintain the Offshore Register in Singapore (or such other place outside Australia as the Core Borrowers, the Registrar and the Facility Agent may agree) as agent of the Core Borrowers unless the IWT Amending Legislation becomes law in which case the Core Borrowers, the Facility Agent and each Registrar may agree alternate arrangements for the location of the Offshore Register which could, without limitation, involve merging it into the Domestic Register;

                (c) enter or cause to be entered in the relevant Register in respect of each Loan Note under a Facility:

                        (i) the Facility in respect of which the Loan Note is issued;

                        (ii)    the issue date (being the day on which the Loan
                                Note is issued by inscription in the Register);

                        (iii) the name and address of each Financier who is an initial holder of a Loan Note and each Financier to whom the Loan Note is subsequently transferred (which names and addresses must be the same name and address specified for that Financier in this agreement or a Substitution Certificate);

                        (iv) the Lending Office of each Financier (for the purpose of identifying the Financier as a Domestic Financier or an Offshore Financier);

                        (v) the maximum principal amount (which must be an amount equal to the Financier's Commitment for the relevant Facility);

                        (vi) the principal amount outstanding from time to time (which must be the same as the Principal Outstanding owing to the relevant Financier under the relevant Loan Notes);

                        (vii) the redemption date (which must be the Maturity Date for the relevant Facility);

                        (viii)  the date of all transfers;

                        (ix) the account of the Financier to which payments are to be paid or the address to which those payments are to be posted (which in the case of an Offshore Financier must be an account or address outside Australia, unless the IWT Amending Legislation becomes law, in which case the Core Borrowers, the Facility Agent and the Registrar may agree that this account or address could be located in Australia);

                        (x) (in the case of the Domestic Register), the Financier's tax file number or exemption details (if provided);

                        (xi)    a record of each payment made;

                        (xii)   each Interest Payment Date; and

                        (xiii) such other information that the Core Borrowers and the Registrar consider necessary or desirable.

ENTRIES IN, AND RECTIFICATION OF, REGISTER

        12.6    If:

                (a) there is any error, omission, defect or misdescription in the Register; or

                (b) the Facility Agent gives notice to the Registrar of any change in any of the details recorded in respect of the Financier pursuant to clause 12.5,

        the Registrar must rectify the Register promptly on becoming aware of it or following notification of it.

CERTIFIED EXTRACTS FROM REGISTER AVAILABLE
        12.7 The Core Borrowers agree to procure that the Registrar provides (and the Registrar agrees so to provide) to each Financier a certified extract of the particulars as required by clause 12.5(c) entered in the Register in relation to that Financier and the Loan Notes held by it upon the issue of a Loan Note to that Financier.

13      OBLIGATIONS AND RESTRICTIONS
--------------------------------------------------------------------------------
NO PROSPECTUS
        13.1 Each Financier acknowledges that no prospectus in relation to the Loan Notes has been lodged with or registered by the Australian Securities and Investments Commission.

FINANCIERS TO OBSERVE LAWS
        13.2 Each Financier agrees to observe laws and regulations in any jurisdiction in which it may offer, sell or deliver Loan Notes.

RESTRICTIONS ON OFFER AND SALES OF LOAN NOTES
        13.3    Each Financier agrees that it will not:

                (a) directly or indirectly offer, sell or deliver Loan Notes or distribute any prospectus, circular, advertisement or other offering material relating to the Loan Notes in any jurisdiction except under circumstances that will result in compliance with the laws and regulations of that jurisdiction; or

                (b) make any offer or invitation in relation to the Loan Notes in Australia unless it is an excluded offer or excluded invitation as those terms are defined in the Corporations Law; or

                (c) circulate or issue a prospectus or other offering material relating to the Loan Notes in Australia which requires lodging or registration under Division 2 of part 7.12 of the Corporations Law.

14      SCOPE OF AGENCY
--------------------------------------------------------------------------------
APPOINTMENT
        14.1 Each Finance Party (other than the Facility Agent) appoints the Facility Agent to act as its agent in connection with the Transaction Documents.

EXTENT OF AUTHORITY AND OBLIGATIONS
        14.2    Each Finance Party irrevocably authorises the Facility Agent to:

                (a) enter into the Bank Finance Documents (other than this agreement); and

                (b) take action on the Finance Party's behalf in accordance with this agreement and the other Bank Finance Documents; and

                (c) exercise the rights and carry out the obligations of the Facility Agent expressly set out in the Bank Finance Documents and rights, powers and discretions reasonably incidental to them.

        The Finance Parties acknowledge that the Facility Agent has no obligations except those expressly set out in the Bank Finance Documents.

ACCEPTANCE BY FACILITY AGENT
        14.3 The Facility Agent agrees to act as the agent of the Finance Parties in connection with the Transaction Documents in accordance with this agreement.

BINDING NATURE OF AGENCY 14.4 Each Finance Party agrees:

                (a) to be bound by anything properly done or properly not done by the Facility Agent in accordance with this agreement, whether or not on instructions, and whether or not the Finance Party gave an instruction or approved of the thing done or not done; and

                (b) at a Borrower's request, to ratify anything properly done or properly not done by the Facility Agent in accordance with this agreement.

EXCLUDED ROLES AND DUTIES
        14.5    The appointment as agent does not mean that the Facility Agent:

                (a)     is a trustee for the benefit of; or

                (b)     is a partner of; or

                (c) has a fiduciary duty to, or other fiduciary relationship with,

        any Finance Party, an Obligor or any other person, except as expressly set out in any Bank Finance Document.

FINANCE PARTIES INTEREST IN SECURITIES
        14.6 Each Finance Party accepts that it acquires an interest in any Security taken by the Facility Agent or the Security Trustee and agrees to be bound by the Security Trust Deed.

15      HOW AND WHEN THE FACILITY AGENT ACTS
--------------------------------------------------------------------------------
AFTER CONSULTATION AND INSTRUCTIONS
        15.1 If the Facility Agent proposes to act on any of the following matters, it agrees to:

                (a)     consult the Finance Parties on the proposal; and

                (b) take Enforcement Action if, and only if, it receives instructions to do so from:

                        (i)     all the Financiers - on matters listed in clause
                                15.2 (Matters requiring instructions from all Financiers); or

                        (ii) a Majority of Financiers - on matters listed in clause 15.3 (Matters requiring instructions from a Majority of Financiers).

MATTERS REQUIRING INSTRUCTIONS FROM ALL FINANCIERS
        15.2    The following matters require instructions from all Financiers:

                (a)     a waiver under clause 2.6 (Benefit of conditions);

                (b)     a change to a Facility Limit or a Commitment;

                (c) a change to an availability period set out in the Details;

                (d) a waiver of a default under clause 8.1(a) of the Security Trust Deed (payment Transaction Document);

                (e) a change to the due currency of any payment under a Bank Finance Document;

                (f) a change to a Maturity Date or the extension of a previously determined payment date;

                (g) a change to the amount or timing of any fee or other amount payable to the Financiers;

                (h) a change to the Margin or the method of calculating the Interest Rate;

                (i)     a change to the definition of Majority of Financiers;

                (j) any decision that would alter the entitlements in clause 22 (Entitlement to payments) from the entitlements set out in the Security Trust Deed;

                (k) a change to clauses 15.1 to 15.4 (How and when the Facility Agent acts);

                (l)     a change to clauses 4, 6.3(a), 6.3(b), 6.3(c), 6.4 and
                        6.5 of the Security Trust Deed and the meaning of any defined terms used in those clauses; and

                (m)     a consent under clause 25.1 (No dealing by Obligor).

MATTERS REQUIRING INSTRUCTION FROM A MAJORITY OF FINANCIERS
        15.3    The following matters require instructions from a Majority of
                Financiers:

                (a) the exercise of the Facility Agent's rights in its capacity as agent for the Finance Parties in connection with clause 8.1 of the Security Trust Deed (Default) (except clause 8.1(a) (payment Transaction Document) or clause 25.1 (No dealing by Borrower);

                (b) the exercise of the Facility Agent's rights in its capacity as agent for the Finance Parties in connection with any Security;

                (c) the waiver of any breach or other non-performance of obligations by the Obligor in connection with any Bank Finance Document; and

                (d) a variation of a Bank Finance Document other than a variation listed in clause 15.2 (Matters requiring instructions from all Financiers).

OVERRIDING INSTRUCTIONS
        15.4 In relation to all matters other than those under clause 15.2 (Matters requiring instructions from all Financiers) and clause
                17.5 (Facility Agent to act on Financier's request), a Majority of Financiers may instruct the Facility Agent and, if they do, the Agent agrees to act in accordance with the instructions.

WITHOUT CONSULTATION OR INSTRUCTIONS
        15.5 Subject to clause 15.6 (Facility Agent's actions), in any case where the Facility Agent does not require instructions under clause 15.1 (After consultation and instructions) or does not receive instructions or requests under clause 15.4 (Overriding instructions) or clause 17.5 (Facility Agent to act on Financier's request), the Facility Agent may exercise its rights in its capacity as agent for the Finance Parties and observe its obligations in that capacity as it sees fit. It need not consult any Finance Parties before doing so.

FACILITY AGENT'S ACTIONS 15.6 Whenever the Facility Agent:

                (a) consults Finance Parties to seek instructions, it agrees to specify a reasonable period within which those instructions are to be given; and

                (b) receives instructions from a Majority of Financiers or all of them, it agrees to follow them but only in so far as they are in accordance with this agreement; and

                (c) exercises its rights in its capacity as agent of the Finance Parties or takes any other action, it agrees to take into account the interests of the Finance Parties.

FINANCIER'S INSTRUCTIONS
        15.7    Whenever a Finance Party gives instructions:

                (a) it must do so in accordance with this agreement and within any time period specified by the Facility Agent for giving instructions; and

                (b) it authorises the Facility Agent to give any consent or do any other thing appropriate to carry out the instructions.

        If a Finance Party does not give instructions in relation to Action proposed or recommended by the Facility Agent within any time period specified by the Facility Agent, it is taken to have instructed the Facility Agent to take the proposed or recommended Action.

16      FACILITY AGENT'S OBLIGATIONS TO GIVE NOTICES AND COPIES
--------------------------------------------------------------------------------
FACILITY AGENT'S OBLIGATIONS
        16.1    The Facility Agent agrees:

                (a) (CONDITIONS SATISFIED) to notify each Finance Party as soon as practicable after it has received the last of the items in schedule 1 (Conditions Precedent) in form and substance satisfactory to it; and

                (b) (DRAWDOWN REQUIREMENTS) to notify each Financier of the contents of a Drawdown Notice and the Financier's Proportion of the requested drawing as soon as practicable after it receives the Drawdown Notice; and

                (c) (DEFAULT AND REVIEW) to notify each Finance Party of an Event of Default or Potential Event of Default promptly after the Agent becomes aware of it; and

                (d) (MATERIAL NOTICES RECEIVED) to give each Financier promptly after receiving it a copy of each notice or other communication or document which is received from an Obligor in connection with the Bank Finance Documents and which the Facility Agent considers material; and

                (e) (MATERIAL NOTICES GIVEN) to give each Financier promptly a copy of any notice or other communication or document which the Agent gives the Borrowers in connection with the Bank Finance Documents and which the Facility Agent considers material; and

                (f) (ACTION TAKEN) to give each Finance Party promptly a report on anything done after instructions from the Finance Parties under clause 15 (How and when the Facility Agent acts).

FACILITY AGENT'S AWARENESS OF CERTAIN EVENTS
        16.2 The Facility Agent is taken not to be aware of an Event of Default or Potential Event of Default until either:

                (a) an Authorised Officer of the Facility Agent who is responsible for the administration of the transactions contemplated by the Bank Finance Documents has actual knowledge of sufficient facts to ascertain that an Event of Default or Potential Event of Default has occurred; or

                (b) the Facility Agent receives a notice regarding an Event of Default or Potential Event of Default under clause 6.1(p) of the Security Trust Deed (General undertakings).

FACILITY AGENT MAY ASSUME COMPLIANCE
        16.3 Until it becomes aware in accordance with clause 16.2 (Facility Agent's awareness of certain events), the Facility Agent may assume that no Event of Default or Potential Event of Default has occurred and that an Obligor is observing all its obligations in connection with the Bank Finance Documents and need not inquire whether that is, in fact, the case.

CONFIDENTIALITY
        16.4 Despite anything else in this agreement, this agreement does not oblige the Facility Agent to disclose information or provide documents relating to an Obligor or any other person if the Facility Agent reasonably believes that to do so would constitute a breach of law or duty of confidentiality.

LIMIT ON OBLIGATIONS
        16.5 The Finance Parties agree that each Agent has no obligations, other than those in clause 16.1 (Facility Agent's obligations), either initially or on a continuing basis:

                (a) to keep itself informed, or to inform a Finance Party, about the performance by an Obligor of its obligations under the Bank Finance Documents; or

                (b) to provide a Finance Party with any information or documents with respect to an Obligor (whether coming into its possession before or after accommodation is provided under the Bank Finance Documents).

17      AGENT'S RELATIONSHIP WITH FINANCE PARTIES
--------------------------------------------------------------------------------
INDIVIDUAL RESPONSIBILITY OF FINANCE PARTIES
        17.1 Each Finance Party acknowledges for the benefit of each Agent and each Joint Lead Bank and each of their respective Related Entities that the Finance Party has:

                (a)     entered into the Bank Finance Documents; and

                (b) made and will continue to make its own independent investigation of the financial condition and affairs of each Obligor based on documents and information which it considers appropriate; and

                (c) made and will continue to make its own appraisal of the creditworthiness of each Obligor; and

                (d) made its own assessment and approval of the margin, fees and other return to be obtained under the Bank Finance Documents,

        without relying on the Agent (in whatever capacity) or Joint Lead Bank or any Related Entity of the Agent or Joint Lead Bank or on any representation made by any of them.

EXONERATION OF AGENT
        17.2 Neither an Agent nor any Joint Lead Bank nor any of the respective directors, officers, employees, agents, attorneys or Related Entities is responsible or liable to any Finance Party:

                (a) because an Obligor fails to perform its obligations under the Bank Finance Documents; or

                (b)     for the financial condition of an Obligor; or

                (c) because any statement, representation or warranty in a Bank Finance Document or Information Memorandum is incorrect or misleading; or

                (d) for the effectiveness, genuineness, validity, enforceability, admissibility in evidence or sufficiency of the Bank Finance Documents or any document signed or delivered in connection with the Bank Finance Documents; or

                (e) for acting or not acting in accordance with the instructions of a Majority of Financiers or all the Financiers.

        Without limiting this clause 17.2, neither the Agent nor any Joint Lead Bank is responsible or liable to any Finance Party for anything done or not done in connection with the Bank Finance Documents by the Agent or a Joint Lead Bank or their respective directors, officers, employees, agents, attorneys or Related Entities except to the extent that the act or omission amounts to fraud, gross negligence or wilful misconduct by the Agent or its delegates or gross or wilful breach by it or its delegates of its or their obligations in its capacity as agent of the Financiers.

AGENT IN CAPACITY OF A FINANCIER
        17.3 If an Agent is also a Financier or Hedge Counterparty, then in its capacity as a Finance Party it:

                (a) has the same rights and obligations under the Bank Finance Documents as the other Finance Parties; and

                (b) may exercise those rights and agrees to observe those obligations independently from its role as Agent as if it were not the Agent.

AGENT DEALING IN DIFFERENT CAPACITIES
        17.4    An Agent may:

                (a) engage in any kind of banking, trust or other business with an Obligor or the Finance Parties or any of their Related Entities; and

                (b) accept fees and other consideration from an Obligor or any of the Obligor's Related Entities for services in connection with the Bank Finance Documents or any other arrangement,

        as if it were not an Agent and without having to account to the Finance Parties for any income it derives in doing so.

        The Financiers release each Agent from any obligation it might otherwise have to them in relation to these matters.

FACILITY AGENT TO ACT ON FINANCIER'S REQUEST
        17.5    The Facility Agent agrees to:

                (a) make a demand under clause 11 of the Deed Polls (Increased Costs); or

                (b) give notices under clause 12 of the Deed Polls (Illegality or impossibility); or

                (c) make a demand under clause 13 of the Deed Polls (Interest on Overdue Amounts),

        promptly on request from a Financier. The other Financiers may not countermand such a request.

RESTRICTION ON FINANCE PARTIES EXERCISING RIGHTS
        17.6 A Finance Party may exercise a right against an Obligor under any Bank Finance Document independently of the Facility Agent only if:

                (a) the Facility Agent has been instructed in accordance with clause 15 (How and when the Facility Agent acts) to exercise the right; and

                (b) the Facility Agent has not done so within a reasonable time (and then only if any request by the Facility Agent under clause 18.3 (Funds before acting) for funds in connection with the exercise has been complied with).

NOTICE OF TRANSFER

        17.7 Each Agent may treat each Finance Party as the holder or obligor of the rights and obligations of that Finance Party for all purposes under the Bank Finance Documents until a Substitution Certificate (or other notice of the assignment or transfer satisfactory to the Facility Agent) signed by the substitute, assignee or transferee is given to the Facility Agent.

FINANCIER TO PAY OVER AMOUNTS RECEIVED DIRECTLY
        17.8 If a Financier receives or recovers an amount due to it under a Bank Finance Document other than through distribution by the Facility Agent under this agreement, then it agrees to:

                (a)     notify the Facility Agent promptly; and

                (b) pay an amount equal to that amount to the Facility Agent within two Business Days after receiving it.

        If the Financier receives the amount by applying a set-off, the set-off occurs when the Financier records the set-off in its books of account.

PRO-RATA REFUNDS
        17.9 If a Financier who receives an amount referred to in clause 17.8 (Financier to pay over amounts received directly) is obliged to refund any part of it under laws relating to Insolvency Events, then each Financier to which that amount was distributed under clause 23 (Distribution of payments) agrees to pay to the Facility Agent (for payment to the Financier who has to make the refund) its pro rata share of the amount required to be refunded.

PROCEEDS OF LITIGATION
        17.10 Despite clause 17.8 (Financier to pay over amounts received directly), where a Finance Party recovers an amount in legal proceedings it has brought as permitted by clause 17.6 (Restriction on Finance Parties exercising rights), the Finance Parties may retain the recovered amount and need not pay the recovered amount to the Facility Agent or share it with any other party who could have joined in the proceedings (or could have taken separate proceedings) but did not.

        If more than one Finance Party takes proceedings, the recovered amount is to be shared by each of those Finance Parties in the proportion that the amount due for payment to it at that time bears to the total of the amounts at that time due for payment to all the Finance Parties who take proceedings.

        In each case, any surplus is to be paid to the Facility Agent.

18      FUNDING OF FACILITY AGENT
--------------------------------------------------------------------------------
FINANCIERS TO INDEMNIFY AGAINST NON-PAYMENT
        18.1 Each Financier individually, in accordance with its Proportion, indemnifies the Facility Agent against the non-receipt of a payment from a Borrower and the Costs incurred by the Facility Agent in funding the amount not paid, if the Facility Agent:

                (a) reasonably claims a payment from a Borrower under clause 8 (Costs and indemnities) or from any other Obligor under a corresponding provision of any other Bank Finance Document; and

                (b) does not receive it within seven days after the claim is made.

THE BORROWER'S BACK-TO-BACK INDEMNITY
        18.2 The Borrowers indemnify each Financier against any liability or loss arising from, and any Costs incurred in connection with, the Financier making a payment under clause 18.1 (Financiers to indemnify against non-payment) or clause 18.3 (Funds before acting).

FUNDS BEFORE ACTING
        18.3 If the Facility Agent proposes to exercise a right arising in its capacity as Facility Agent of the Finance Parties or take any Action (whether or not at the instruction of a Majority of Financiers or all Financiers) and the Facility Agent reasonably considers this could result in a Borrower or any other Obligor becoming obliged to pay to the Facility Agent an amount under clause 11 (Costs and indemnities) or under a corresponding provision of any other Bank Finance Document, as the case may be, the Facility Agent:

                (a) may request the Financiers to place it in funds at least equal to the amount the Facility Agent reasonably determines would be the Borrower's liability; and

                (b)     need not act until the Financiers do so.

        Each Financier agrees to fund the Facility Agent rateably in accordance with its Proportion.

IF A FINANCIER DOES NOT FUND
        18.4    If a Financier does not fund the Facility Agent under clause
                18.3 (Funds before acting) within a period determined by the Facility Agent to be reasonable, then the Facility Agent agrees to promptly request each other Financier to fund the defaulting Financier's share. If one or more other Financiers agree to fund the defaulting Financier's share, then the obligations of the Financiers under clause 18.3 (Funds before acting) are taken to be satisfied. Each Financier agrees that:

                (a) a payment by a Financier to the Facility Agent under this clause 18.4 constitutes a loan by the Financier to the defaulting Financier; and

                (b) the loan accrues interest at the rate and in the manner notified by the paying Financier to the defaulting Financier and the Facility Agent.

        The defaulting Financier agrees to pay to the Facility Agent (for the account of each funding Financier) on demand from the Facility Agent the loan principal and interest on each loan.

BORROWER'S COSTS OBLIGATION NOT AFFECTED
        18.5 A payment by a Financier under this clause 18 does not relieve a Borrower of its obligations under clause 11 (Costs and indemnities) or clause 13 of the Deed Polls (Interest on overdue amounts) or any other Obligor of its obligations under any corresponding provisions of any other Bank Finance Document.

19      FACILITY AGENT'S RELATIONSHIP WITH THE BORROWER
--------------------------------------------------------------------------------
COMPLIANCE MAY BE ASSUMED
        19.1 In relation to any act of the Facility Agent, the Borrowers need not enquire:

                (a) whether the Facility Agent needed to consult or has consulted the Financiers; or

                (b) whether instructions have been given to the Facility Agent by a Majority of Financiers or all Financiers; or

                (c)     about the terms of any instructions.

        As between the Facility Agent and the Borrowers, all action taken by the Facility Agent under the Bank Finance Documents is taken to be authorised under this agreement unless the Borrowers have actual notice to the contrary.

FACILITY AGENT IS NOT RESPONSIBLE FOR FINANCE PARTY'S BREACH
        19.2 The Facility Agent is not responsible to the Borrowers if a Finance Party does not observe its obligations under the Bank Finance Documents.

20      CHANGE OF AGENTS
--------------------------------------------------------------------------------
RETIREMENT
        20.1 An Agent may retire by giving the Borrowers and each Finance Party notice of its intention to do so, specifying the date it proposes the retirement to take effect.

REMOVAL
        20.2 A Majority of Financiers may end the appointment of the Facility Agent as Facility Agent of each Finance Party or the Offshore Paying Agent as paying agent under this agreement by giving the relevant Agent at least 30 days' written notice (or such lesser period as the Majority of Financiers may determine if the relevant Agent is in default of its obligations under the Bank Finance Documents).

WHEN RETIREMENT OR REMOVAL TAKES EFFECT
        20.3    The retirement or removal takes effect only when:

                (a) a successor Agent approved by the Borrowers (which approval may not be delayed or withheld unreasonably) has been appointed; and

                (b) the successor Agent has obtained title to or obtained the benefit of the Securities held by it in its capacity as agent in a manner approved by all the Financiers.

PERMITTED SUCCESSOR AGENTS 20.4 The successor Agent may be:

                (a)     a Financier nominated by a Majority of Financiers; or

                (b) in the absence of such a nomination, a reputable and experienced bank or financial institution (or a Related Entity of either of them) nominated (in the case of retirement) by the retiring Agent or (in the case of removal) by a Majority of Financiers.

OBLIGATIONS OF RETIRING AND SUCCESSOR AGENTS
        20.5 When a successor Agent is appointed, the retiring Agent is discharged from any further obligation under the Bank Finance Documents. (This discharge does not prejudice any accrued right or obligation.) The new Agent and each other party to the Bank Finance Documents have the same rights and obligations among themselves as they would have had if the new Agent had been a party to the Bank Finance Documents at the date of this agreement.

MANNER OF APPOINTMENT
        20.6 The appointment of a successor Agent will be effected by its execution of a deed poll. The retiring Agent is authorised to sign that deed poll on behalf of the other parties. On countersignature of that deed poll by the retiring Agent, the successor Agent will have all the rights, powers and obligations of the retiring Agent. The retiring Agent will be discharged from its rights, powers and obligations (other than liabilities under this clause 20.6).

        After any retiring Agent's resignation or removal, this clause will continue in effect in respect of anything done or omitted to be done by it while it was acting as Agent.

21      MISCELLANEOUS PROVISIONS RELATING TO AGENCY
--------------------------------------------------------------------------------
SECURITY TRUST DEED
        21.1 The Facility Agent must act in relation to the Security Trust Deed in accordance with this agreement.

DELEGATION BY AGENT
        21.2 The Facility Agent may employ agents and attorneys and may delegate any of its rights or obligations in its capacity as Facility Agent of the Finance Parties without notifying the Finance Parties of the delegation.

DUTIES WHEN DELEGATING
        21.3 The Facility Agent agrees to exercise reasonable care in selecting delegates and to supervise their actions.

RESPONSIBILITY FOR DELEGATES
        21.4 The Facility Agent is responsible for any loss arising due to the fraud, gross negligence or wilful misconduct of a delegate or gross or wilful breach by the delegate of their obligations.

FACILITY AGENT MAY RELY ON COMMUNICATIONS AND OPINIONS
        21.5 In relation to the Facilities and any Bank Finance Document, the Facility Agent may rely:

                (a) on any communication or document it believes to be genuine and correct and to have been signed or sent by the appropriate person; and

                (b) as to legal, accounting, taxation or other professional matters, on opinions and statements of any legal, accounting, taxation or professional advisers used by it.

FORCE MAJEURE
        21.6 Despite any other provision of this agreement, the Facility Agent need not act (whether or not on instructions from one or more of the Financiers) if it is impossible to act due to any cause beyond its control (including war, riot, natural disaster, labour dispute, or law taking effect after the date of this agreement). The Facility Agent agrees to notify each Finance Party promptly after it determines that it is unable to act.

NO RESPONSIBILITY FOR FORCE MAJEURE
        21.7 The Facility Agent has no responsibility or liability for any loss or expense suffered or incurred by any party as a result of its not acting for so long as the impossibility under clause
                21.6 (Force majeure) continues. However, the Facility Agent agrees to make reasonable efforts to avoid or remove the causes of non-performance and agrees to continue performance under this agreement promptly when the causes are removed.

22      ENTITLEMENTS TO PAYMENTS
--------------------------------------------------------------------------------
ENTITLEMENT TO PAYMENTS
        22.1 Unless expressly stated otherwise, the Borrowers agree to pay all amounts due under the Bank Finance Documents (other than the Hedge Agreements) to the Facility Agent for the account of each Finance Party except that an amount paid in connection with:

                (a) clause 4 (Working Capital Facility) is to be paid to the Working Capital Bank; and

                (b) clause 6.3 (Agent fees) is to be paid to the Facility Agent for its own account; and

                (c) clause 11 of the Deed Polls (Increased Costs) or clause 12 of the Deed Polls (Illegality or impossibility) is to be paid to the Facility Agent for the account of the affected Financier; and

                (d) clause 13 of the Deed Polls (Interest on overdue amounts) is to be paid to the Facility Agent for the account of the party entitled to the overdue amount; and

                (e) clause 11.1 (Costs and indemnities - what the Borrower agrees to pay) is to be paid to the Facility Agent for the account of the party that incurs the Costs, or pays the Taxes or fees; and

                (f) clause 11.4(Payment of employees' losses) is to be paid to the Facility Agent for the account of the party whose employee, officer, agent or contractor suffers the liability, loss or Costs; and

                (g) an indemnity is to be paid to the Facility Agent for the account of the party entitled under the indemnity.

        If a Borrower is to pay an amount to an Agent for the account of a particular party, the Borrower is taken to have satisfied its obligation to that party by paying the Agent.

DIRECTION TO PAY
        22.2    If:

                (a) a Borrower is to pay an amount to the Agent for the account of a Financier; and

                (b) both the Borrower and the Financier request the Agent to do so,

        the Agent may direct the Borrower to pay the amount to the Financier.

23      DISTRIBUTION OF PAYMENTS
--------------------------------------------------------------------------------
HOW AGENT IS TO DISTRIBUTE
        23.1 Each Agent agrees to distribute amounts paid to it or recovered by it under the Bank Finance Documents as follows: (a) first, to the Agent itself for all amounts due to it in its capacity as Agent under any Bank Finance Document; and

                (b) secondly, to each Finance Party in the proportion that the amount due for payment to it at that time bears to the total of the amounts due for payment to all Finance Parties at that time.

        These proportions are to be expressed as percentages and rounded to the nearest four decimal places. An Agent may exercise discretion in rounding up or down resultant amounts to ensure that over time, all Finance Parties are treated fairly.

EXCESS DISTRIBUTIONS - CONTINGENCIES
        23.2 If a Finance Party receives a distribution under clause 23.1 (How Agent is to distribute) on account of an amount which may become due for payment by the Finance Party to a third party and the right of the third party to claim on the Finance Party ends without a claim for the full distributed amount having been made, then the Finance Party agrees to promptly pay the Facility Agent an amount equal to the unclaimed portion of the distributed amount.

POSTPONEMENT OF NON-FUNDING FINANCE PARTIES
        23.3 Despite anything in clause 23.1 (How Agent is to distribute), if an Agent recovers an amount through exercising the Agent's rights in its capacity as Agent of the Finance Parties as a result of being placed in funds under clause 18.3 (Funds before acting), then any Finance Party who did not fund the Agent is not entitled to receive any part of the amount until each Finance Party who funded the Agent receives an amount equal to the total of:

                (a)     the Amount Owing for that funding Finance Party; and

                (b) the amount of any loan principal and interest due to that funding Finance Party under clause 18.4 (If a Finance Party does not fund).

MANNER OF DISTRIBUTION
        23.4 Each Agent agrees to distribute amounts to each Finance Party promptly after receipt in immediately available funds to that Finance Party's office identified in the Details or another office notified to the Agent by the Finance Party.

DISTRIBUTIONS MADE IN ERROR
        23.5 If an Agent is required to make a corresponding payment to another party when it has received an amount under a Bank Finance Document, the Agent agrees to do so as soon as it establishes that it has actually received the amount.

        If the Agent makes the corresponding payment and subsequently discovers that it has not actually received the amount due to be paid to it, then:

                (a) the party who received the payment agrees to refund it to the Agent on demand; and

                (b) the party who should have paid the amount to the Agent agrees to pay the Facility Agent on demand the amount and the Agent's costs in funding the corresponding payment from the date when it was made until the date the Agent receives the refund.

APPLICATION OF PAYMENTS
        23.6 The Facility Agent and each Finance Party may apply amounts distributed to them towards satisfying obligations under the Bank Finance Documents in the manner they see fit, unless the Bank Finance Documents expressly provide otherwise.

24      ASSIGNMENTS AND SUBSTITUTIONS BY FINANCIERS
--------------------------------------------------------------------------------
ASSIGNMENT BY FINANCIER
        24.1 No Financier may deal with its rights or obligations under this agreement without dealing with its rights under the relevant Deed Poll and Loan Note to an equivalent extent.

SYNDICATION - OFFSHORE DEED POLL
        24.2

                (a)     Each Financier who is a Joint Lead Bank undertakes that:

                        (i) the Joint Lead Banks who are making offers of participation in Loans to be drawn using the Facilities and Offshore Loan Notes will together make such offers:

                                (A)     to at least ten persons whom they
                                        reasonably believe will satisfy the
                                        requirements in section 128F(3)(a)(i) of the Tax Act so as to be a public offer within the meaning of section 128F of the Tax Act; or otherwise

                                (B) they will offer the Offshore Loan Notes for sale in conjunction with each other Joint Lead Bank offering Offshore Loan Notes for sale in a way which they reasonably believe satisfies one of the public offer tests in section
                                        128F(3)(b), (c) or (d) of the Tax Act;

                        (ii) it will not include in the ten persons to whom the Joint Lead Banks are making an offer pursuant to section 128F(3)(a)(i) of the Tax Act any person who it has actual knowledge is an Associate of any of the other persons covered by section 128F(3)(a) of the Tax Act nor will it make offers to persons who it has actual notice are Associates of the Core Borrowers; and

                        (iii) it will provide any information relating to the issue and sale of Offshore Loan Notes as may reasonably be requested by the Core Borrowers in order to assist the Core Borrowers in demonstrating that the issue of any Offshore Loan Note complies with the provisions of section 128F of the Tax Act.

                (b) The Core Borrowers must immediately advise the Joint Lead Banks if the persons disclosed to them by a Joint Lead Bank are known or suspected by them to be an Associate of any other person to whom an offer is made pursuant to section 128F(3)(a)(i) of the Tax Act or of the Core Borrowers.

                (c) Unless the IWT Amending Legislation has become law each Financier who has an Offshore Loan Note warrants that it is not a resident of Australia within the meaning of the Tax Act and is not providing its participation in Loans through a permanent establishment in Australia.

                (d) Each Financier who is not a Joint Lead Bank warrants that:

                        (i) it is and, at the time it acquired a Loan Note, will be acting in the course of carrying on a business of providing finance, or investing or dealing in securities in the course of operating in financial markets which are (in the case of a Domestic Financier) in Australia and (in the case of an Offshore Financier) outside Australia;

                        (ii) except as disclosed to the Core Borrowers, it is not and at the time it acquired a Loan Note, so far as it has actual knowledge, an Associate of any other Financier;

                        (iii)   it:

                                (A) has not (directly or indirectly) offered for subscription or purchase or issued invitations to subscribe for or buy nor has it sold Loan Notes;

                                (B) will not (directly or indirectly) offer for subscription or purchase or issue invitations to subscribe for or buy nor will it sell the Loan Notes,

                                to anyone in respect of whom it has actual notice is an Associate of the Core Borrowers.

                (e) Neither the Borrowers, the Joint Lead Banks nor the Agents have any responsibility for, and each Financier must obtain, all authorisations required by it for the subscription, offer, sale or delivery by it of Loan Notes under applicable laws and regulations in any jurisdiction to which the Financier is subject or in which it makes any offer, sale or delivery of Loan Notes.

                (f) At the cost of the Core Borrowers, each Financier who is a Joint Lead Bank will, so far as it is reasonably able to do so, do or provide the other things the Core Borrowers asks it to in connection with offers of participation in Loans and Offshore Loan Notes, if the Core Borrowers consider them practicable and necessary to ensure the requirements of section 128F of the Tax Act are satisfied.

ASSIGNMENT BY FINANCIERS
        24.3 A Financier may substitute its participation or assign or transfer all or any of its rights or obligations under the Bank Finance Documents at any time if:

                (a) any necessary prior Authorisation, consent or approval is obtained;

                (b) it complies with all laws (including securities laws) and it does not require lodgement or registration of a prospectus or any similar document;

                (c) unless the substitution, assignment or transfer will not result in Offshore Loan Notes being on issue with an aggregate maximum principal amount of greater than A$400,000,000, the Core Borrowers have given their prior written consent which consent:

                        (i) shall not be unreasonably withheld unless the Core Borrowers (acting reasonably) consider that as a result of the substitution, assignment or transfer they are reasonably likely to become obliged to deduct an amount in respect of interest withholding tax from payments of interest under Loan Notes having an aggregate maximum principal amount of greater than A$400,000,000; and

                        (ii) will be taken to have been given if no response is received within 15 days of the written request for consent having been received by the Core Borrowers;

                (d) the substitute, transferee or assignee will be acting in the course of carrying on a business of providing finance, or investing or dealing in securities, in the course of operating in financial markets either (in respect of any proposed substitute, transferee, assignee or novatee who will have the benefit of the Domestic Deed Poll) within Australia or (otherwise) outside Australia;

                (e) the assignment, transfer or substitution is effected by an assignment, transfer or substitution in accordance with clause 24.4 or clause 24.5; (f) the substitute, transferee or assignee will, after completion of all substitutions, transfers or assignments to be effected at the same time, have a minimum total Commitment of A$10,000,000 unless otherwise agreed by the Core Borrowers and the Facility Agent; and

                (g) following any substitution, transfer or assignment in part by any Financier, that Financier will, unless otherwise agreed by the Core Borrowers and the Facility Agent, continue to have a minimum total Commitment of A$10,000,000.

SUBSTITUTION CERTIFICATES
        24.4    Subject to clause 24.2 and clause 24.3:

                (a) if a Retiring Financier wishes to substitute a new bank or financial institution for all or part of its participation under this agreement or transfer a Loan Note, the Retiring Financier and the Substitute Financier shall in Victoria or outside Australia execute and deliver to the Facility Agent four counterparts of a certificate substantially in the form of schedule 3 as specified in clause 24.5;

                (b) on receipt of the certificate, if the Facility Agent is satisfied that the substitution, transfer or assignment complies with clause 24.3 and clause 24.5, it shall promptly:

                        (i)     notify the Borrowers;

                        (ii) countersign the counterparts on behalf of all other parties to this agreement;

                        (iii) update the relevant Register accordingly (which will be conclusive); and

                        (iv) retain one counterpart and deliver the others to the Retiring Financier, the Substitute Financier and the Core Borrowers;

                (c) when the certificate is countersigned by the Facility Agent, the Retiring Financier will be relieved of its obligations to the extent specified in the certificate and the Substitute Financier will be bound by the Bank Finance Documents as stated in the certificate;

                (d) each other party to this agreement irrevocably authorises the Facility Agent to sign each certificate on its behalf; and

                (e) unless the Facility Agent otherwise agrees, no substitution transfer or assignment may be made while any Drawdown Notice is current.

METHODS OF SUBSTITUTION BY DOMESTIC FINANCIERS OR OFFSHORE FINANCIERS

        24.5    This clause is subject to clause 24.3.

                (a) (OFFSHORE FINANCIERS) If a Financier which has an Offshore Loan Note wishes to substitute, transfer or assign all or part of its participation with a new bank or financial institution:

                        (i) which is not a resident of Australia within the meaning of the Tax Act, it may substitute, assign or transfer all or part of its participation and transfer or assign its Offshore Loan Note to the Substitute Financier, by completing a certificate substantially in the form of schedule 3 with the Substitute Financier in accordance with clause 24.4;

                        (ii) which is a resident of Australia within the meaning of the Tax Act and which will not be holding its proposed participation through a permanent establishment outside of Australia:

                                (A)     if the IWT Amending Legislation has
                                        become law, then it may substitute,
                                        assign or transfer all or part of its
                                        participation and transfer or assign its Offshore Loan Note to the Substitute Financier by completing a certificate substantially in the form of schedule 3 with the Substitute Financier in accordance with clause 24.4; or

                                (B) if the IWT Amending Legislation has not become law, then instead of substituting the participation and transferring or assigning the Offshore Loan Notes:

                                        (1)  the Retiring Financier will
                                             complete with the Substitute
                                             Financier a certificate
                                             substantially in the form of
                                             schedule 3 as provided in clause
                                             24.4, but with clause 2.1 of
                                             schedule 3 deleted; and

                                        (2)  that Substitute Financier will
                                             subscribe for a Domestic Loan Note
                                             and make a payment by way of Loan
                                             to the Core Borrowers of an amount
                                             equal to the principal amount of
                                             the participation of the Retiring
                                             Financier.

                                The Substitute Financier will make that payment for the account of the Retiring Financier to be applied in repayment of the principal amount of the substituted participation against issue to the Substitute Financier of a Domestic Loan Note. The Core Borrowers shall issue a Domestic Loan Note with a principal amount equal to the substituted participation, against subscription and payment by the Substitute Financier in the manner described in the previous sentence.

                (b) (DOMESTIC FINANCIERS) If a Financier which has a Domestic Loan Note wishes to substitute, transfer or assign all or part of its participation with a new bank or financial institution:

                        (i) which is a resident of Australia within the meaning of the Tax Act and which will not be holding its proposed participation through a permanent establishment outside of Australia, it may substitute, assign or transfer all or part of its participation and transfer or assign its Domestic Loan Note to the Substitute Financier, by completing a certificate substantially in the form of schedule 3 with the Substitute Financier in accordance with clause 24.4;

                        (ii) which is not a resident of Australia and has a Lending Office outside of Australia, then:

                                (A)     if the IWT Amending Legislation has
                                        become law, then:

                                        (1)       it will notify the Core
                                                  Borrowers of its proposal and
                                                  provide any information
                                                  reasonably requested by the
                                                  Core Borrowers to assist in
                                                  determining whether the public
                                                  offer test in section 128F(3)
                                                  of the Tax Act has been
                                                  satisfied;

                                        (2)       the Core Borrowers (acting
                                                  reasonably) must notify it as
                                                  to whether it is satisfied
                                                  that the public offer test in
                                                  section 128F(3) of the Tax Act
                                                  has been satisfied in relation
                                                  to the Domestic Loan Note; and

                                        (3)       if the Core Borrowers are so
                                                  satisfied, the Retiring
                                                  Financier may substitute,
                                                  assign or transfer all or part
                                                  of its participation and
                                                  transfer or assign its
                                                  Domestic Loan Note to the
                                                  Substitute Financier, by
                                                  completing a certificate
                                                  substantially in the form of
                                                  schedule 3 with the Substitute
                                                  Financier in accordance with
                                                  clause 24.4; or

                                (B)     if:

                                        (1)       the IWT Amending Legislation
                                                  has not become law; or

                                        (2)       the Core Borrowers (acting
                                                  reasonably) have notified the
                                                  Financier that it is not
                                                  satisfied that the Domestic
                                                  Loan Note was issued in
                                                  satisfaction of the public
                                                  offer test in section 128F(3)
                                                  of the Tax Act,

                                        the following will apply:

                                        (3)       the Financier undertakes it
                                                  will make offers of
                                                  participation in Loans under
                                                  the Facilities and Offshore
                                                  Loan Notes:

                                                  (a)  to at least ten persons
                                                       who it reasonably
                                                       believes will satisfy the
                                                       requirements in section
                                                       128F(3)(a)(i) of the Tax
                                                       Act so as to be a public
                                                       offer within the meaning
                                                       of section 128F of the
                                                       Tax Act; or otherwise

                                                  (b)  it will offer the
                                                       Offshore Loan Notes for
                                                       sale in a way which it
                                                       reasonably believes
                                                       satisfies one of the
                                                       public offer tests in
                                                       section 128F(3)(b),
                                                       (c) or (d) of the Tax
                                                       Act.

                                        (4)       The Retiring Financier
                                                  undertakes that it will not
                                                  include in the ten persons to
                                                  who it is making an offer any
                                                  person who it has actual
                                                  knowledge is an Associate of
                                                  any of the other persons
                                                  covered by section 128F(3)(a)
                                                  of the Tax Act nor will it
                                                  make offers of participation
                                                  to persons who it has actual
                                                  notice are Associates of the
                                                  Core Borrowers.

                                        (5)       The Retiring Financier
                                                  undertakes it will provide any
                                                  information relating to the
                                                  issue and sale of Offshore
                                                  Loan Notes as may reasonably
                                                  be requested by the Core
                                                  Borrowers in order to assist
                                                  the Core Borrowers in
                                                  demonstrating that the issue
                                                  of any Offshore Loan Note
                                                  complies with the provisions
                                                  of section 128F of the Tax
                                                  Act.

                                        (6)       The Core Borrowers must
                                                  immediately advise the
                                                  Retiring Financier if the
                                                  persons disclosed to it by the
                                                  Retiring Financier are known
                                                  or suspected by it to be an
                                                  Associate of any other person
                                                  to whom the Retiring Financier
                                                  has made an offer pursuant to
                                                  section 128F(3)(a)(i) of the
                                                  Tax Act or the Core Borrowers.

                                        (7)       Unless the IWT Amending
                                                  Legislation has become law
                                                  each Substitute Financier who
                                                  has an Offshore Loan Note
                                                  warrants that it is not a
                                                  resident of Australia within
                                                  the meaning of the Tax Act and
                                                  is not providing its
                                                  participation in Loans through
                                                  a permanent establishment in
                                                  Australia.

                                        (8)       Each Substitute Financier
                                                  warrants that an offer was
                                                  made to it by the Retiring
                                                  Financier and that it is
                                                  carrying on a business of
                                                  providing finance or investing
                                                  or dealing in securities in
                                                  the course of operating in
                                                  financial markets.

                                        (9)       At the cost of the Core
                                                  Borrowers, each Financier
                                                  will, so far as it is
                                                  reasonably able to do so, do
                                                  or provide the other things
                                                  the Core Borrowers asks it to
                                                  in connection with offers of
                                                  participation and Offshore
                                                  Loan Notes, if the Core
                                                  Borrowers consider them
                                                  practicable and necessary to
                                                  ensure the requirements of
                                                  section 128F of the Tax Act
                                                  are satisfied.

                                        (10)      The Retiring Financier will
                                                  execute with each Substitute
                                                  Financier a certificate
                                                  substantially in the form of
                                                  schedule 3 as provided in
                                                  clause 24.4, but with clause
                                                  2.1 of schedule 3 deleted.

                                        (11)      That Substitute Financier will
                                                  subscribe for an Offshore Loan
                                                  Note and make a payment by way
                                                  of Loan to the Core Borrowers
                                                  for an amount equal to the
                                                  principal amount of the
                                                  participation of the Retiring
                                                  Financier which is being
                                                  substituted.

                                        The Substitute Financier will make that
                                        payment for the account of the Retiring
                                        Financier outside of Australia, to be
                                        applied in repayment of the principal
                                        amount of the substituted participation
                                        against issue to the Substitute
                                        Financier of an Offshore Loan Note. The
                                        Core Borrowers shall issue an Offshore
                                        Loan Note outside Australia with a
                                        principal amount equal to the
                                        substituted participation, against
                                        subscription and payment by the
                                        Substitute Financier in the manner
                                        described in the previous sentence.

25      DEALING WITH INTERESTS
--------------------------------------------------------------------------------
NO DEALING BY BORROWER
        25.1 A Borrower may not assign or otherwise deal with its rights under any Bank Finance Document or allow any interest in them to arise or be varied, in each case, without the Facility Agent's consent.

DEALINGS BY FINANCIER
        25.2 Subject to clause 24 (Assignments and Substitutions by Financiers), a Financier may deal with its rights under the Bank Finance Documents (including by assignment or participation) at any time. The consent of any other person, including the Borrowers, is not required.

DEALINGS BY FACILITY AGENT
        25.3 The Facility Agent may assign or otherwise deal with its rights under the Bank Finance Documents to receive payments for its own account, without the consent of any person. But it may not otherwise deal with its rights except in accordance with this agreement.

26      NOTICES
--------------------------------------------------------------------------------
FORM
        26.1 Unless expressly stated otherwise in the Bank Finance Document, all notices, certificates, consents, approvals, waivers and other communications in connection with a Bank Finance Document:

                (a) must be in writing, signed by an Authorised Officer of the sender and marked for attention as set out in the Details or, if the recipient has notified otherwise, then marked for attention in the way last notified; and

                (b)     must be:

                        (i)     left at the address set out in the Details; or

                        (ii) sent by prepaid post (airmail, if appropriate) to the address set out in the Details; or

                        (iii) sent by fax to the fax number set out in the Details,

                        but if the intended recipient has notified a changed postal address or fax number, then the communication must be to that address or number; and

                (c) take effect from the time they are received unless a later time is specified in them; and

                (d) if sent by post, are taken to be received three days after posting (or seven days after posting if sent to or from a place outside Australia); and

                (e) if sent by fax, are taken to be received at the time shown in the transmission report as the time that the whole fax was sent.

WAIVER OF NOTICE PERIOD
        26.2 The Facility Agent may waive a period of notice required to be given by a Borrower under this agreement.

27      GENERAL
--------------------------------------------------------------------------------
SET-OFF
        27.1 At any time after an Event of Default and for so long as it subsists, an Agent or a Financier may set off any amount due for payment by the Agent or the Financier, respectively, to a Borrower against any amount due for payment by that Borrower to the Agent or the Financier, respectively, under the Bank Finance Documents.

CERTIFICATES
        27.2 An Agent or a Financier may give a Borrower a certificate about an amount payable or other matter in connection with a Bank Finance Document. The certificate is sufficient evidence of the amount or other matter, unless it is proved to be incorrect.

PROMPT PERFORMANCE
        27.3 If this agreement specifies when a Borrower agrees to perform an obligation, the Borrower agrees to perform it by the time specified. The Borrower agrees to perform all other obligations promptly.

DISCRETION IN EXERCISING RIGHTS
        27.4 An Agent or a Financier may exercise a right or remedy or give or refuse its consent in any way it considers appropriate

                (including by imposing conditions), unless a Bank Finance Document expressly states otherwise.

CONSENTS
        27.5 Each Borrower agrees to comply with all conditions in any consent an Agent or a Financier gives in connection with a Bank Finance Document.

PARTIAL EXERCISING OF RIGHTS
        27.6 If an Agent or a Financier does not exercise a right or remedy fully or at a given time, the Agent or the Financier can still exercise it later.

NO LIABILITY FOR LOSS
        27.7 Neither an Agent nor a Financier is liable for loss caused by the exercise or attempted exercise of, failure to exercise, or delay in exercising, a right or remedy.

CONFLICT OF INTEREST
        27.8 An Agent's or a Financier's rights and remedies under this agreement may be exercised even if this involves a conflict of duty or the Agent or the Financier has a personal interest in their exercise.

REMEDIES CUMULATIVE
        27.9 The rights and remedies of an Agent or a Financier under this agreement are in addition to other rights and remedies given by law independently of this agreement.

RIGHTS AND OBLIGATIONS ARE UNAFFECTED
        27.10 Rights given to an Agent and the Financier under this agreement and the Borrower's liabilities under it are not affected by any law that might otherwise affect them.

INDEMNITIES
        27.11 The indemnities in this agreement are continuing obligations, independent of the Borrower's other obligations under this agreement and continue after this agreement ends. It is not necessary for an Agent or a Financier to incur expense or make payment before enforcing a right of indemnity under this agreement.

VARIATION AND WAIVER
        27.12 Unless this agreement expressly states otherwise, a provision of this agreement, or right created under it, may not be waived or varied except in writing signed by the party or parties to be bound.

CONFIDENTIALITY
        27.13 Each Agent and each Financier agree not to disclose information provided by the Borrowers that is not publicly available except:

                (a) in connection with any person exercising rights or dealing with rights or obligations under a Bank Finance Document (including when consulting other Financiers after a Potential Event of Default or an Event of Default or in connection with preparatory steps such as negotiating with any potential assignee or potential participant of the Financier's rights or other person who is considering contracting with the Financier in connection with a Bank Finance Document); or

                (b) to a person considering entering into (or who enters into) a credit swap with the Agent or a Financier involving credit events relating to the Borrowers or any of their Related Entities; or

                (c) to officers, employees, legal and other advisers and auditors of the Agent or the Financier; or

                (d) to any party to this agreement or any Related Entity of the Agent or a Financier, provided the recipient agrees to act consistently with this clause 27.13; or

                (e) with the Borrowers' consent (not to be unreasonably withheld); or

                (f) as allowed, requested or required by any law, stock exchange or regulatory authority.

     The Borrowers consent to disclosures made in accordance with this clause 27.13.

FURTHER STEPS
        27.14 The Borrowers agree to do anything the Facility Agent asks (such as obtaining consents, signing and producing documents and getting documents completed and signed) to bind the Borrowers and any other person intended to be bound under the Bank Finance Documents.

INCONSISTENT LAW
        27.15 To the extent permitted by law, this agreement prevails to the extent it is inconsistent with any law.

SUPERVENING LEGISLATION
        27.16 Any present or future legislation which operates to vary the obligations of the Borrowers in connection with a Bank Finance Document with the result that an Agent's or a Financier's rights, powers or remedies are adversely affected (including by way of delay or postponement) is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law.

TIME OF THE ESSENCE
        27.17 Time is of the essence in any Bank Finance Document in respect of an obligation of a Borrower to pay money.

COUNTERPARTS
        27.18 This agreement may consist of a number of copies of this agreement each signed by one or more parties to the agreement. When taken together, the signed copies are treated as making up the one document.

APPLICABLE LAW
        27.19 This agreement is governed by the law in force in the place specified in the Details. Each Agent, the Borrowers and each Financier submit to the non-exclusive jurisdiction of the courts of that place. Each Offshore Financier irrevocably appoints the Facility Agent as its agent for service of process in Australia and the Facility Agent accepts that appointment.

SERVING DOCUMENTS
        27.20 Without preventing any other method of service, any document in a court action may be served on a party by being delivered to or left at that party's address for service of notices under clause 26 (Notices). TU Australia Holdings No. 1 Limited and TU Australia Holdings No. 2 Limited irrevocably appoint TU Australia Holdings (AGP) Pty Ltd to receive any document referred to in this clause. If, for any reason, TU Australia Holdings (AGP) Pty Ltd ceases to be able to act as agent, TU Australia Holdings No. 1 Limited and TU Australia Holdings No. 2 Limited must immediately appoint another person within Victoria to receive any such document and notify the Facility Agent.

28      INTERPRETATION
--------------------------------------------------------------------------------
DEFINITIONS
        28.1 Terms defined in the Security Trust Deed have the same meaning when used in this agreement and these meanings apply unless the contrary intention appears:

     ACQUISITION COSTS means all costs, fees and expenses incurred by the Obligors in connection with the negotiation, preparation and execution of the Bank Finance Documents and Sale Agreement and the transactions contemplated by the Sale Agreement as agreed in the Base Case Model or as otherwise agreed between the Core Borrowers and the Facility Agent.

     AGENT means the Facility Agent or the Offshore Paying Agent or both of them, as the case may require.

     AMOUNT OWING means, at any time for or in respect of a Finance Party, the total of all amounts which are then due for payment, or which will or may become due for payment in connection with any Bank Finance Document (including transactions in connection with them) to that Finance Party or to an Agent for the account of that Finance Party.

     ASSETS means all of the assets acquired by the Purchasers in accordance with, or contemplated by, the Sale Agreement.

     ASSOCIATE has meaning given in section 128F(9) of the Tax Act.

     AUSTRALIAN ACCOUNTING STANDARDS means the accounting standards within the meaning of the Corporations Law and, where not inconsistent with those accounting standards and the Corporations Law, generally accepted accounting principles and practices in Australia consistently applied by a body corporate or as between bodies corporate.

     AVAILABILITY PERIOD for a Facility means the period so described in the Details for that Facility.

     BANK BILL RATE means, for an Interest Period, the average bid rate for Bills having a tenor closest to the Interest Period as displayed on the "BBSY" page of the Reuters Monitor System on the first day of that Interest Period. However, if the average bid rate is not displayed by 10:30am on the first day of the Interest Period or if it is displayed but there is an obvious error in that rate, BANK BILL RATE means:

                (a) the rate the Facility Agent calculates as the average of the bid rates quoted to the Facility Agent at approximately 10:30am on that date by each of five or more institutions chosen by the Facility Agent which provide rates for display on the "BBSW" page of the Reuters Monitor System for Bills of that tenor which are accepted by that institution (after excluding the highest and the lowest, or in the case of equality, one of the highest and one of the lowest bid rates); or

                (b) where the Facility Agent is unable to calculate a rate under paragraph (a) because it is unable to obtain the necessary number of quotes, the rate set by the Facility Agent in good faith at approximately 10:30am on that date, having regard, to the extent possible, to the rates otherwise bid for Bills of that tenor at or around that time.

     The rate calculated or set by the Facility Agent must be expressed as a percentage rate per annum and be rounded up to the nearest third decimal place.

     BANK FINANCE DOCUMENTS means this agreement, the Domestic Deed Poll, the Offshore Deed Poll, each Loan Note, each Security, the Security Trust Deed, the Working Capital Terms and Conditions, each Hedge Agreement and any other document which a Borrower and the Agent agree is to be a Bank Finance Document and any other instrument connected with any of them.

     BASE CASE MODEL means the Original Base Case Model as updated by the Facility Agent and the Borrowers on or before Financial Close.

     BILL has the meaning it has in the Bills of Exchange Act 1909 (Cwlth) and a reference to the drawing, acceptance or endorsement of, or other dealing with, a Bill is to be interpreted in accordance with that Act.

     BORROWER means:

                (a) in the case of the Tranche A Facility, the Tranche B Facility and the Tranche C Facility, the Core Borrowers; and

                (b) in the case of the Working Capital Facility, the WCF Borrowers.


     BS1 means TUA (No. 8) Pty Ltd (ACN 085 235 776).

     BS1 MORTGAGE AND CHARGE means the mortgage made or to be made between BS1 and the Security Trustee over the interest's of BS1 in the loan agreements between BS1 and BS2 the shares held by BS1 in BS2 and the charge over all the assets and undertaking of BS1.

     BS2 means TUA (No. 9) Pty Ltd (ACN 085 235 801).

     BUSINESS DAY means a day on which banks are open for general banking business in the place or places set out in the Details under "Business day place" (not being a Saturday, Sunday or public holiday in those places).

     COMMITMENT means, for a Financier and a Facility, the amount set out as such for that Financier in the Details as varied pursuant to clauses 1.13 (Reduction in Total Facility Limit) and 1.14 (Reduction in Total Facility

     Limit) and as reduced by the total of all cancellations in respect of that Financier and that Facility.

     CORE BORROWERS means the persons so described in the Details and CORE BORROWER means each of them separately.

     COSTS includes costs, charges and expenses, including those incurred in connection with advisers.

     DEED POLL means the Domestic Deed Poll or the Offshore Deed Poll, as the case may require.

     DEFAULT RATE means the applicable Interest Rate plus 2% per annum. For the purpose of this definition, the Interest Rate is calculated as if the overdue amount is a Loan with Interest Periods of 90 days (or another length chosen from time to time by the Facility Agent) with the first Interest Period starting on and including the due date.

     DETAILS means the details which are set out at the beginning of this agreement.

     DIRECTIVE means a treaty, a law, an official directive or request having the force of law, and an official directive, request, guideline or policy not having the force of law but with which a prudent financier in the relevant jurisdiction would comply.

     DOMESTIC DEED POLL means a deed poll executed by the Core Borrowers in or substantially in the form of schedule 6.

     DOMESTIC FINANCIER means a Financier that funds its participation in the Facilities through a Lending Office in Australia.

     DOMESTIC LOAN NOTE means a debt obligation of the Core Borrowers owing under the Domestic Deed Poll in respect of a Facility to a Domestic Financier.

     DOMESTIC REGISTER means the register of holders of Domestic Loan Notes established under clause 12 (Registration).

     DRAWDOWN DATE means the date on which a drawing is or is to be made.

     DRAWDOWN NOTICE means a completed notice containing the information and representations and warranties set out in schedule 2.

     DRAWN COMMITMENT means, for a Financier and a Facility, the principal amount actually made available by that Financier to the Core Borrowers under that Facility.

     FACILITY means each or all of the Tranche A Facility, Tranche B Facility, Tranche C Facility and Working Capital Facility, as the context requires.

     FACILITY LIMIT means, for a Facility, the amount set out as such for that Facility in the Details.

     FEE LETTERS means each of the underwriting fee letter and the agency fee letter referred to in clause 6 (Fees).

     FINANCE PARTY means each Financier, each Agent and each Hedge Counterparty.

     FINANCIAL CLOSE means the date on which the last condition precedent in schedule 1 (Conditions precedent) is satisfied (or waived by the Financiers).

     FINANCIER means each person so described in the Details (including, the Working Capital Bank and if applicable, the Facility Agent in its role as a Financier) and any person who is named as a "Substitute Financier" under a Substitution Certificate.

     GASCOR means Gascor Holdings No. 2 Pty Ltd.

     GUARANTEE means the guarantee and indemnity made or to be made between the Core Borrowers, Holdco, BS1 and BS2 in favour of the Security Trustee.

     HEDGE AGREEMENT means each interest rate hedging document (including any restatement of any earlier document) entered into between the Core Borrowers and any Hedge Counterparty on or before the date of Financial Close .

     HEDGE COUNTERPARTY means each person so described in the Details and any person who becomes a Hedge Counterparty pursuant to a Hedge Counterparty Accession Agreement.

     HEDGE COUNTERPARTY ACCESSION AGREEMENT means an agreement substantially in the form of schedule 4.

     HEDGE EXPOSURE means in respect of a Hedge Counterparty at the applicable date the amount which is H in the following formula:

                H       = M to M + Unpaid Amounts

                where:

                M TO M is the result of the mark to market calculation of the obligations under the Hedge Agreements provided that M to M will be a positive number if it represents a liability of the Core Borrowers to the Hedge Counterparty and a negative number if it represents a liability of the Hedge Counterparty to the Core Borrowers.

                UNPAID AMOUNTS is any amount owing under the Hedge Agreements provided that Unpaid Amounts will be a positive number if it represents amounts owing by the Core Borrowers to the Hedge Counterparty and a negative number if it represents amounts owing by the Hedge Counterparty to the Core Borrowers, provided that if H is a negative number it shall be deemed to be equal to zero.

     HEDGE LIABILITIES means all present and future liabilities (actual or contingent) payable or owing by the Core Borrowers to a Hedge Counterparty or any of them under or in connection with the Hedge Agreements, whether or not matured and whether or not liquidated, together in each case with:

                (a) any novation, deferral or extension of any of those liabilities permitted by the terms of this agreement;

                (b) any claim for damages or restitution arising out of, by reference to or in connection with any of the Hedge Agreements;

                (c) any claim flowing from any recovery by the Core Borrowers or a receiver or liquidator thereof or any other person of a payment or discharge in respect of any of those liabilities on grounds of any insolvency provision or otherwise; and

                (d) any amounts (such as post-insolvency interest) which would be included in any of the above but for any discharge, non-provability, unenforceability or non-allowability of the same as a result of any insolvency provisions.

     HOLDCO means TU Australia Holdings Pty Ltd (ACN 086 006 859).

     HOLDCO MORTGAGE means the mortgage made or to be made between Holdco and the Security Trustee over Holdco's interests in the loan agreements between TUA and Holdco and the loan agreements between Holdco and the Core Borrowers.

     INFORMATION MEMORANDUM means any information memorandum issued in relation to the Facilities.

     INTEREST PAYMENT DATE means the last day of an Interest Period.

     INTEREST PERIOD means each period selected in accordance with clause 3.1 (Notification of Interest Period).

     INTEREST RATE means, in respect of a Facility, the interest rate for that Facility set out in the Details.

     IWT AMENDING LEGISLATION means legislation in or substantially in the form of the Taxation Amendment Bill (No. 4) of 1998 which was introduced into Federal Parliament in December 1998 for the purpose of amending, amongst other things, the interest withholding tax exemption available under section 128F of the Tax Act.

     JOINT LEAD BANKS means each person so described in the Details.

     LENDING OFFICE means in the case of the initial Financiers, the address shown in the Details as the lending office of each initial Financier and, in the case of Financiers acquiring an interest under clause 24 (Assignment and Substitution of Financiers), the address shown in the relevant Substitution Certificate as the Lending Office of that Financier.

     LOAN means the outstanding principal amount of a drawing made available under the Tranche A Facility, the Tranche B Facility or the Tranche C Facility which:

                (a)     has the same Interest Period; and

                (b)     ends on the same Interest Payment Date.

     LOAN NOTE means a Domestic Loan Note or an Offshore Loan Note.

     MAJORITY OF FINANCIERS means at any time:

                (a) if no Event of Default subsists, Financiers the total of whose Commitments exceeds 66% of the total of all Financiers' Commitments; and

                (b)     if an Event of Default subsists, Financiers and Hedge
                        Counterparties:

                        (i)     the total of whose Commitments; and

                        (ii) the total of whose Hedge Exposures at such time, as determined by such Hedge Counterparties,

                        exceeds 66% of the total:

                        (iii)   of all Financiers Commitments; and

                        (iv) Hedge Exposure of all Hedge counterparties at such time.

     MARGIN means:

                (a)     in respect of the Tranche A Facility, 0.90% per annum;

                (b) in respect of the Tranche B Facility and the Tranche C Facility, 1.10% per annum but subject to reduction in respect of any Interest Period commencing after the anniversary of Financial Close if the Most Recent Facility Rating on the first day of that Interest Period is "BBB" or higher, in which case the Margin for such Interest Period shall be reduced to the amount indicated in the table below:

                          --------------------------- -------------------------
                          MOST RECENT FACILITY        MARGIN
                          RATING
                          --------------------------- -------------------------
                          BBB                         0.90% pa
                          --------------------------- -------------------------
                          BBB + or higher             0.80% pa
                          --------------------------- -------------------------


     MATURITY DATE means, for a Facility, the maturity date set out in the Details for that Facility, but if that is not a Business Day, then the preceding Business Day.

     MOST RECENT FACILITY RATING means, at any time, the then most recent rating issued by Standard & Poor's (Australia) Pty Ltd for the Facilities.

     OBLIGOR means each Borrower, Guarantor, TUA and Purchaser.

     OFFSHORE DEED POLL means a deed poll executed by the Core Borrowers in or substantially in the form of schedule 6.

     OFFSHORE FINANCIER means a Financier that funds its participation in the Facilities through a Lending Office outside Australia.

     OFFSHORE LOAN NOTE means a debt obligation of the Core Borrowers owing under the Offshore Deed Poll in respect of a Facility to an Offshore Financier.

     OFFSHORE PAYING AGENT means the person so described in the Details.

     OFFSHORE REGISTER means the register of holders of Offshore Loan Notes established under clause 12 (Registration).

     ORIGINAL BASE CASE MODEL means the computer model agreed on or prior to the date of this agreement between the Core Borrowers and the Facility Agent to, among other things, enable calculations of the financial undertakings in clause 6.4 of the Security Trust Deed (Financing Undertakings), as initialled by the Agent.

     PARTNERSHIP means the TU Australia Holdings (Partnership) Limited Partnership being a limited partnership formed and registered under the Partnership Act 1958 of Victoria.

     PARTNERSHIP DEED means the deed dated 27 January 1999 establishing the Partnership as amended by a deed dated on or about the date of this agreement.

     PARTNERSHIP MORTGAGE means the mortgage made or to be made between the Core Borrowers and the Security Trustee over the Core Borrowers' interests in the loan agreements between the Core Borrowers (as borrowers) and Holdco (as lender) and the Hedge Agreements.

     PROPORTION means, for a Financier:

                        (a) in respect of a Facility or a Loan under a Facility, the proportion which its Commitment bears to the Facility Limit for that Facility; and

                        (b) in respect of the Facilities generally, the proportion which the total of its Commitments bears to the aggregate of the Total Facility Limit and the Facility Limit for the Working Capital Facility.

     PRINCIPAL OUTSTANDING means at any time the total principal amount of all outstanding Loans.

     REGISTER means the Domestic Register or the Offshore Register.

     REGISTRAR means the person appointed from time to time under clause 12.4 (Appointment of Registrar) as the Registrar.

     RETIRING FINANCIER means a Financier which proposes to have some or all of its obligations and rights under the Bank Finance Documents assumed by and assigned to another person .

     SECURITY means each security described as such in the Details and any other document or Security Interest collateral to any of them.

     SECURITY TRUST DEED means the security trust deed executed by, the Security Trustee, the Agent, the Obligors, Eastern Energy Limited, Texas and the Junior Financier (as defined in that deed).

     SECURITY TRUSTEE means, as at the date of this agreement, National Australia Bank Limited and any successor appointed under the Security Trust Deed.

     SUBSTITUTE FINANCIER means a person who is to assume some or all of the obligations and become entitled to some or all of the rights of a Retiring Financier under the Bank Finance Documents.

     SUBSTITUTION CERTIFICATE means a certificate substantially in the form of schedule 3, completed as stated in that schedule, or another document approved by the Facility Agent for the purpose of clause 24 (Substitution of Financiers).

     TAX ACT means the Income Tax Assessment Act 1936 of Australia.

     TAXES means taxes, levies, imposts, charges and duties imposed by any authority (including stamp and transaction duties) together with any related interest, penalties, fines and expenses in connection with them, except if imposed on the overall net income of a Financier.

     TEXAS means Texas Utilities Company, a corporation incorporated under the laws of the State of Texas, United States of America.

     TOTAL FACILITY LIMIT means the aggregate Facility Limit for each of the Tranche A Facility, the Tranche B Facility and the Tranche C Facility.

     TOTAL PURCHASE PRICE means the total purchase price payable by the Purchasers for the Assets under the terms of the Sale Agreement.

     TRANCHE A FACILITY means the facility described as such in the Details.

     TRANCHE B FACILITY means the facility described as such in the Details.

     TRANCHE C FACILITY means the facility described as such in the Details.

     TRANSACTION DOCUMENTS means the documents described as such in the Details, any document which an Obligor acknowledges in writing to be a Transaction Document, and any other document connected with any of them.

     TUA MORTGAGE means the mortgage made or to be made between Holdco and TUA over TUA's interests in the loan agreements between TUA and BS1.

     UNDRAWN FACILITY LIMIT means, for the Tranche A Facility, the Tranche B Facility or the Tranche C Facility, the Facility Limit less the total Principal Outstanding for that Facility.

     WCF BORROWER means the person so described in the Details and WCF BORROWER means each of them separately and both of them jointly.

     WESTAR means Westar Pty Ltd (ACN 079 089 008).

     WESTAR ASSETS means Westar (Assets) Pty Ltd (ACN 079 089 062).

     WORKING CAPITAL BANK means:

                        (a) at the date of this agreement, National Australia Bank Limited; and

                        (b) thereafter, a Financier to which the obligations to provide the Working Capital Facility are transferred or which assumes the rights and/or obligations of the Working Capital Bank pursuant to a Substitution Certificate.

     WORKING CAPITAL FACILITY means the facility described as such in the Details.

     WORKING CAPITAL TERMS AND CONDITIONS means any agreement in force between the WCF Borrowers and the Working Capital Bank setting out the terms and conditions applicable to the Working Capital Facility.

REFERENCES TO CERTAIN GENERAL TERMS

        28.2 Unless the contrary intention appears, a reference in a Transaction Document to:

                (a) a group of persons is a reference to any two or more of them collectively and to each of them individually;

                (b) an agreement, representation or warranty in favour of two or more persons is for the benefit of them jointly and each of them severally;

                (c) an agreement, representation or warranty by two or more persons binds them jointly and each of them severally but an agreement, representation or warranty by a Financier binds the Financier severally only;

                (d) anything (including an amount) is a reference to the whole and each part of it;

                (e) a document (including this agreement) includes any variation or replacement of it;

                (f) law means common law, principles of equity, and laws made by parliament (and laws made by parliament include regulations and other instruments under them, and consolidations, amendments, re-enactments or replacements of any of them);

                (g) an accounting term is a reference to that term as it is used in Australian Accounting Standards;

                (h) Australian dollars, dollars, $ or A$ is a reference to the lawful currency of Australia;

                (i)     a time of day is a reference to Melbourne time;

                (j) the word "person" includes an individual, a firm, a body corporate, an unincorporated association and an authority;

                (k) a particular person includes a reference to the person's executors, administrators, successors, substitutes (including persons taking by novation) and assigns and includes a new partner in the Partnership;

                (l) the word "payable" in relation to an amount, means an amount which is currently payable or will or may be payable in the future; and

                (m) the words "including", "for example" or "such as" when introducing an example, do not limit the meaning of the words to which the example relates to that example or examples of a similar kind.

NUMBER
        28.3    The singular includes the plural and vice versa.

HEADINGS
        28.4 Headings are for convenience only and do not affect the interpretation of this agreement.

DEUTSCHE
        28.5    The parties acknowledge and agree that despite clause 1.6:

                (a) this agreement is entered into by Deutsche Bank AG and Deutsche Australia Limited in their capacities as Financiers jointly and severally;

                (b) where Deutsche Bank AG and Deutsche Australia Limited are obliged to do anything under this agreement as a Financier which of them actually does it will be determined by Deutsche Bank AG in its absolute discretion;

                (c) a payment to Deutsche Bank AG in respect of an obligation to pay Deutsche Australia Limited as a Financier shall satisfy, to the extent of that payment, the obligation to pay Deutsche Australia Limited;

                (d) a payment to Deutsche Australia Limited in respect of an obligation to pay Deutsche Bank AG as a Financier shall satisfy, to the extent of that payment, the obligation to pay Deutsche Bank AG;

                (e) a consent from, communication to or by, or the exercise of a discretion by, one of Deutsche Bank AG or Deutsche Australia Limited in its capacity as a Financier, shall bind the other of them as a Financier;

                (f) a reference to "Financier" is a reference to either or both of Deutsche Bank AG or Deutsche Australia Limited as the case requires; and

                (g) the Borrower is not required to pay Deutsche Bank AG or Deutsche Australia Limited or both any amount otherwise payable under this agreement or under any Bank Finance Document to which Deutsche Bank AG and Deutsche Australia Limited are both a party (whether for Costs, indemnities or otherwise) which is in total greater than the amount the Borrower would have been required to pay Deutsche Bank AG if Deutsche Bank AG had itself satisfied its obligations and performed its rights under this agreement or such other Bank Finance Document to which Deutsche Bank AG and Deutsche Australia Limited are both a party and Deutsche Australia Limited had not entered this agreement or such other Bank Finance Document.


EXECUTED as an agreement.

SCHEDULE 1 - CONDITIONS PRECEDENT (CLAUSE 2.4)
--------------------------------------------------------------------------------

CONDITIONS TO FIRST DRAWING

EACH ITEM MUST BE IN FORM AND SUBSTANCE SATISFACTORY TO THE FACILITY AGENT.


CERTIFICATION IS TO BE BY A DIRECTOR OR SECRETARY OF THE RELEVANT OBLIGOR THAT THE ITEM IS TRUE AND COMPLETE AS AT A DATE NO EARLIER THAN 7 DAYS PRIOR TO THE DATE OF THIS AGREEMENT.


----------------------------------------------------- ------------------ -----------------
                       ITEM                                   FORM           REQUIRED FOR
----------------------------------------------------- ------------------ -----------------

1  Constitution or a certificate confirming that        Certified copy     Borrower
   there is no constitution
                                                                           ---------------

                                                                           Guarantor
                                                                           ---------------
                                                                           ---------------

                                                                           TUA
                                                                           ---------------

                                                                           Purchaser
------------------------------------------------------- ------------------ ---------------

2  Certificate of registration                          Certified copy     Borrower
                                                                           ---------------

                                                                           Guarantor
                                                                           ---------------

                                                                           TUA
                                                                           ---------------

                                                                           Purchaser
------------------------------------------------------- ------------------ ---------------

3  Extract of minutes of a meeting of the entity's Certified copy          Borrower
   board of directors which evidences the resolutions:
                                                                           ---------------

   (a)   authorising the signing and delivery of the                       Guarantor
         Transaction Documents to which the entity is
         a
                                                                           ---------------
         party and the observance of obligations
         under those documents; and                                        TUA
                                                                           ---------------

   (b)   appointing Authorised Officers of the                             Purchaser
         entity; and

   (c)   which acknowledge that the Transaction Documents
         (to which the entity is a party) will benefit that entity and which set out the reasoning behind that conclusion.

------------------------------------------------------- ------------------ ---------------

4  Each Authorisation under section 260A of the         Certified copy     Borrower
   Corporations Law necessary for each Obligor to
   enter into the Transaction Documents to which
   it is a party and to observe obligations under
   those documents and enforce those documents.
                                                                           ---------------

                                                                           Guarantor
                                                                           ---------------

                                                                           TUA
                                                                           ---------------

                                                                           Purchaser
------------------------------------------------------- ------------------ ---------------


----------------------------------------------------- ------------------ -----------------
                       ITEM                                   FORM           REQUIRED FOR
----------------------------------------------------- ------------------ -----------------
5  Each power of attorney under which a person signs    Original           Borrower
   a Transaction Document for the entity showing
   evidence of stamping and registration if
   applicable.
                                                                           ---------------

                                                                           Guarantor
                                                                           ---------------

                                                                           TUA
                                                                           ---------------

                                                                           Purchaser
------------------------------------------------------- ------------------ ---------------

6  Specimen signature of:                                Original          Borrower


   (a)   each Authorised Officer of the entity; and
                                                                           ---------------

                                                                           Guarantor
                                                                           ---------------
   (b)   each other person who is authorised to sign a
                                                                           TUA
                                                                           ---------------
         Transaction Document for the entity.
                                                                           Purchaser
------------------------------------------------------- ------------------ ---------------

7  Each of the Fee Letters, the Deed Polls, the         Original           Not applicable
   Security and the Security Trust Deed:


   (a)   fully signed; and


   (b) the Facility Agent has received funds to pay the estimated stamp duty and any documents required by the Facility Agent to stamp and register those documents.


------------------------------------------------------- ------------------ ---------------
8  Certified copies of each of the following            Certified copy     Not Applicable
   documents:

   (a)   the Sale Agreement;


   (b)   the Equity Subscription Agreement;


   (c)   the Intercompany Loan Agreements;


   (d)   the Eastern Loan Agreement;


   (e)   the Subordinated Facility Agreement; and


   (f) the Partnership Deed.


 .
------------------------------------------------------- ------------------ ---------------



------------------------------------------------------- ------------------ ---------------
9  Extract of minutes of an extraordinary general
   meeting of the shareholders of each Guarantor        Certified copy     Each Guarantor
   which evidences the unanimous resolutions of those
   shareholders authorising:


   (a)   the signing and delivery of the Transaction
         Documents to which that Guarantor is a
         party; and


   (b)   the observance of obligations under those documents.
------------------------------------------------------- ------------------ ---------------

10 Evidence of the payment of all Qualifying Certified copy Not applicable.
   Subordinated Debt and any equity subscriptions to enable the acquisition of the Assets by the Purchasers for the Total Purchase Price.

------------------------------------------------------- ------------------ ---------------

11 Evidence that all of the conditions precedent set    Certificate from   Not applicable
   out in the Sale Agreement have been or will on       the Purchasers
   Financial Close be satisfied in accordance with
   their terms and that completion of the acquisition
   of the Assets will occur on that date.

------------------------------------------------------- ------------------ ---------------


12 Legal opinions from Baker & McKenzie and Norton      Original           Not applicable
   Rose  dealing with the validity and enforceability
   of the Bank Finance Documents and the Material
   Contracts and from Baker & McKenzie dealing with
   the entry into and observance of obligations under
   the Sale Agreement by the State of Victoria.

------------------------------------------------------- ------------------ ---------------

13 A legal opinion from Mallesons Stephen Jaques        Original           Not applicable
   dealing with the enforceability of the Bank
   Finance Documents.
------------------------------------------------------- ------------------ ---------------

15                                                      Certified copy     Each Purchaser

   (a) A certificate from the Borrowers' insurance brokers confirming the currency of the insurance policies required to be maintained by the Purchasers under the Bank Finance
         Documents.

   (b) A certificate from the Financiers' insurance consultant confirming that the insurance policies have been placed in accordance with the consultant's report on insurances and the wording of the relevant policies is effective to implement the programme.

------------------------------------------------------- ------------------ ---------------

16 Evidence that the Core Borrowers have complied       Certified copy     Borrower
   with their obligations under the Security Trust
   Deed in relation to hedging.
------------------------------------------------------- ------------------ ---------------


------------------------------------------------------- ------------------ ---------------

17 All fees and expenses payable by the Borrowers on Borrower or before the first Drawdown Date have been paid.

------------------------------------------------------- ------------------ ---------------

18 Evidence that all rights and assets of Westar, Certificate Purchasers
   Westar Assets and Kinetik will on Financial Close be transferred and assigned to the Purchasers including, without limitation, the Licences and all Authorisations.

------------------------------------------------------- ------------------ ---------------

19 The ownership and funding and security structure                        Borrower
   of the Core Borrowers and their Subsidiaries is as
   set out in the diagram in schedule 5.

------------------------------------------------------- ------------------ ---------------

20 The syndicated facilities agreement dated 29                            Borrowers
   January 1999 has been cancelled upon terms satisfactory to the Financiers.
------------------------------------------------------- ------------------ ---------------


SCHEDULE 2 - DRAWDOWN NOTICE (CLAUSE 2)
--------------------------------------------------------------------------------

To:     [NAME AND ADDRESS OF FACILITY AGENT]

Attention:     [INSERT]

[DATE]

DRAWDOWN NOTICE - SYNDICATED FACILITIES AGREEMENT BETWEEN [NAME OF BORROWER], [NAME OF AGENT] AND OTHERS DATED [INSERT] ("SYNDICATED FACILITIES AGREEMENT")

Under clause 2.2 (Requesting a drawing) of the Syndicated Facilities Agreement, the Core Borrowers give notice as follows.1

DRAWING UNDER THE TRANCHE [  ] FACILITY2

The Core Borrowers want to borrow under the Tranche [ ] Facility2.

()      The requested Drawdown Date is [           ]3.

()      The amount of the proposed drawing is A$[         ] 4.

()      The requested first Interest Period is [            ]5.

()      The proposed drawing is to be paid to:[                  ]

The Core Borrowers represent and warrant that the representations and warranties in the Security Trust Deed are correct and not misleading on the date of this notice and that each will be correct and not misleading on the Drawdown Date .

[The Core Borrowers request the Facility Agent to notify it of the applicable Interest Rate promptly following the Drawdown Date.]

The "Interpretation" clause of the Syndicated Facilities Agreement applies to this notice as if it was fully set out in this notice.

 ........................................
[NAME OF PERSON] being
an Authorised Officer of
[NAME OF CORE BORROWER]







INSTRUCTIONS FOR COMPLETION
1 All items must be completed for the relevant Facility. Delete sections relating to any inapplicable Facility.

2     Here clearly identitfy the relevant Facility.

3     Must be a Business Day within the Availability Period.

4     Must be $10,000,000 or a whole multiple of A$1,000,000.

5     Must be an Interest Period set out in the Details.

SCHEDULE 3 - FORM OF SUBSTITUTION CERTIFICATE
--------------------------------------------------------------------------------

                               for a Participation of [*]$[*]

relating to the Syndicated Facilities Agreement ("FACILITY AGREEMENT") dated [*]
1999 between [                  ] and National Australia Bank Limited as
Facility Agent and the Financiers named in that agreement between:

1       [NAME] ("SUBSTITUTE FINANCIER");

2       [NAME] ("RETIRING FINANCIER); and

3 NATIONAL AUSTRALIA BANK LIMITED (ACN 004 044 937)) ("FACILITY AGENT") for itself and on behalf of the other parties to the Facility Agreement,


and the Domestic*/Offshore* Deed Poll dated [*] by the Core Borrowers ("DEED POLL").


OPERATIVE PROVISIONS:

1       DEFINITIONS
--------------------------------------------------------------------------------

        1.1 In this Certificate definitions in the Deed Poll and the following definitions apply.

     SUBSTITUTED PARTICIPATION means [*of] the Retiring Financier's Commitment [and the participation in the Principal Outstanding under [those/that] Commitment[s]] [in respect of the following Loans:]

         LOAN NOTE         FACILITY  INTEREST     LAST         AMOUNT OF LOAN
         [Domestic/                  PERIOD       DRAWDOWN     NOTE
         Offshore]                                DATE OR
                                                  INTEREST
                                                  PAYMENT
                                                  DATE

     amounting to a principal amount of A$[*].

     SUBSTITUTION DATE means the date of countersignature of this Certificate by the Facility Agent [or [*] whichever is the later]. [NOTE: Insert any other date or dates as appropriate.]

        1.2 The "General" and the "Interpretation" clauses of the Facility Agreement apply to this Certificate as if they were fully set out in this Certificate.

2       TRANSFER AND SUBSTITUTION
--------------------------------------------------------------------------------
TRANSFER
        2.1 The Retiring Financier transfers [Domestic/Offshore] Loan Notes with a maximum face amount and a principal outstanding representing the Substituted Participation with effect from and including the Substitution Date.] [Delete if clause

                24.5(a)(ii)(B) (Restriction of substitution by Offshore Financiers) or clause 24.5(b)(ii)(B) applies]

SUBSTITUTION
        2.2 The Retiring Financier will cease to be entitled to and bound by its [other] [delete if 2.1 deleted] rights and obligations as a Financier under the Transaction Documents [relating to the Substituted Participation] [NOTE: Insert if only part of commitment assumed.] with effect from and including the Substitution Date. It will remain entitled to and bound by rights and obligations which accrue up to the Substitution Date.

        2.3     With effect from and including the Substitution Date:

                (a) the Substitute Financier and each of the parties to the Facility Agreement will assume obligations towards each other and acquire rights against each other which are identical to the rights and obligations which cease under clause [2.2.], except to the extent the obligations so assumed and rights so acquired relate to the identity of or location of the Substitute Financier and not to the identity of or location of the Retiring Financier; and

                (b) the Substitute Financier will be taken to be a party to the Facility Agreement as a Financier with a Commitment and participation in the Principal Outstanding equal to the Substituted Participation.

3       INDEPENDENT ASSESSMENT BY SUBSTITUTE FINANCIER
--------------------------------------------------------------------------------
        Without limiting the generality of clause 2 the Substitute Financier agrees as specified in clause 17.1 (Individual responsibility of Financiers) and clause 17.2 (Exoneration of Agent) of the Facility Agreement. Those clauses apply (subject to any agreement to the contrary) as if references to the Facility Agent included the Retiring Financier. This Certificate is a Bank Finance Document and Transaction Document for the purposes of the Facility Agreement.

4       PAYMENTS
--------------------------------------------------------------------------------
        From and including the Substitution Date the Facility Agent shall make all payments due under the Bank Finance Documents in relation to the Substituted Participation to the Substitute Financier. The Retiring Financier and the Substitute Financier will make directly between themselves those payments and adjustments which they agree with respect to accrued interest, fees, costs and other amounts attributable to the Substituted Participation before the Substitution Date.

5       WARRANTY
--------------------------------------------------------------------------------
        The Retiring Financier and the Substitute Financier jointly and severally represent and warrant to the other parties (including, without limitation, to the Core Borrowers) that clause 24 (Assignments and substitutions by Financiers) of the Facility Agreement has been complied with in relation to the Substitute Financier.

6       NOTICES
--------------------------------------------------------------------------------
        For the purpose of the Facility Agreement, the address for correspondence of the Substitute Financier is the address set out below.

7       LAW
--------------------------------------------------------------------------------
        This Certificate is governed by the laws of Victoria.

        Signed by the authorised representatives of the parties [in Victoria or outside of Australia].


THE RETIRING FINANCIER

[NAME]

by:
   ------------------------------------------------------------


THE SUBSTITUTE FINANCIER

[NAME]

by:
   ------------------------------------------------------------

[Fax No.]
[Address for correspondence:]


Countersigned by an authorised representative of the Facility Agent for itself and for the other parties to the Facility Agreement.


THE FACILITY AGENT

NATIONAL AUSTRALIA BANK LIMITED

by:
   --------------------------------------------------------------

date:
     ------------------------------------------------------------

SCHEDULE 4 - HEDGE COUNTERPARTY ACCESSION AGREEMENT
--------------------------------------------------------------------------------

THIS ACCESSION AGREEMENT is made the          day of      by [           ] (the
"Hedge Counterparty") and [      ] for itself and as agent for each party under
the Facility Agreement ("AGENT").

RECITALS

A.      Pursuant to an agreement entitled Syndicated Facilities Agreement dated
        [         ] 1999 between [        ] (the "Facility Agreement"), the
        Financiers agreed to make certain facilities available to the Core Borrowers.

B. The Hedge Counterparty has obtained the consent of the Facility Agent and the Finance Parties to becoming a Hedge Counterparty.

THE PARTIES AGREE:

1       INTERPRETATION

        Terms defined or given a meaning in the Facility Agreement have the same meaning in this agreement.

2       BANK FINANCE DOCUMENT

        This agreement is a Bank Finance Document.

3       ACCESSION

        (a) The Hedge Counterparty hereby agrees with each other party or person who is to become party to the Facility Agreement that with effect on and from the date of this agreement, it will be bound by the Facility Agreement as a Hedge Counterparty as if it had been party originally to the Facility Agreement in that capacity.

        (b) Each party agrees with the Hedge Counterparty that with effect from the cate of this agreement, the Hedge Counterparty will have the benefit of the Facility Agreement as if it were a party originally to the Facility Agreement.

4       HEDGING AGREEMENTS

        The following are the Hedge Agreements to which the Hedge Counterparty is a party with the Core Borrowers.

        [DESCRIBE HEDGING FACILITIES AND IDENTIFY HEDGING DOCUMENTS]

5       NOTICE

        The address for notice of the Hedge Counterparty for the purposes of the Facility Agreement is:

        [                           ]

6.      GOVERNING LAW

        This agreement is governed by the laws of Victoria.

        [To be signed by Hedge Counterparty and Agent].

SCHEDULE 5- OBLIGOR STRUCTURE CHART
--------------------------------------------------------------------------------

SCHEDULE 6 - [DOMESTIC DEED POLL/OFFSHORE DEED POLL]
--------------------------------------------------------------------------------

DETAILS

INTERPRETATION

Definitions are at the end of the General Terms.

                          ------------------------------------------------------

PARTIES                   CORE BORROWERS, as described below.

                          ------------------------------------------------------

                          ------------------------------------------------------
BENEFICIARIES             Each person who is from time to time a Financier.
                          ---------------- -------------------------------------

                          ---------------- -------------------------------------
CORE BORROWERS            TU AUSTRALIA HOLDINGS (PARTNERSHIP) LIMITED
                          PARTNERSHIP a limited partnership formed and
                          registered under the Partnership Act 1958 of Victoria,
                          the general partner of which is TU Australia Holdings
                          (AGP) Pty Ltd (ACN 086 014 931) and the limited
                          partners of which are TU Australia Holdings No. 1
                          Limited (ARBN )and TU Australia Holdings No. 2 Limited
                          (ARBN               ).
                          ------------------------------------------------------

                          ------------------------------------------------------
AGENT                     [THE FACILITY AGENT/THE OFFSHORE PAYING AGENT]
                          [delete as appropriate]
                          ------------------------------------------------------

                          ------------------------------------------------------
FACILITY AGREEMENT        The syndicated facilities agreement between the Core
                          Borrowers, the WCF Borrowers, the Joint Lead Banks,
                          the Working Capital Bank, the Hedge Counterparties,
                          the Facility Agent, the Offshore Paying Agent and the
                          Financiers dated [ ] 1999
                          ------------------------------------------------------

                          ------------------------------------------------------
GOVERNING LAW             Victoria
                          ------------------------------------------------------

                          ------------------------------------------------------
DATE OF DEED                                       1999
                          ------------------------------------------------------

NOTE:
This form of Deed Poll needs to be adapted for use as the Offshore Deed Poll or the Domestic Deed Poll. Amend as marked.

GENERAL TERMS

1       THE LOAN NOTES
--------------------------------------------------------------------------------
CREATION OF LOAN NOTES
        1.1 The obligations of the Core Borrowers under the Loan Notes are constituted by, and specified in, this deed.

CORE BORROWERS' UNDERTAKING TO PAY
        1.2 The Core Borrowers undertake with each Financier to pay, in respect of each Loan Note held by the Financier, the Amount Owing in respect of each Loan, in accordance with the provisions of this deed.

2       RIGHTS AND OBLIGATIONS OF FINANCIERS
--------------------------------------------------------------------------------
BENEFIT AND ENTITLEMENT
        2.1 This deed is executed as a deed poll. Accordingly, the Facility Agent [, the Offshore Paying Agent] [delete in Domestic Deed Poll] and each Financier has the benefit of, and is entitled to enforce, this deed even though it is not a party to, or is not in existence at the time of execution and delivery of, this deed subject to the Bank Finance Documents.

RIGHTS INDEPENDENT
        2.2 The Facility Agent [, the Offshore Paying Agent] [delete in Domestic Deed Poll] and each Financier may enforce its rights under this deed independently from the Registrar and each other Financier, subject to the Bank Finance Documents.

FACILITY AGENT AND FINANCIERS BOUND
        2.3 The Facility Agent [, the Offshore Paying Agent] [delete in Domestic Deed Poll] and each Financier (and any person claiming through or under a Financier) is bound by this deed. The Loan Notes will be issued subject to and on the basis that the Facility Agent [, the Offshore Paying Agent] [delete in Domestic Deed Poll] and each Financier is deemed to have notice of, and be bound by, all the provisions of this deed and the Facility Agreement.

DIRECTIONS TO HOLD DEED POLL
        2.4 The Facility Agent [, the Offshore Paying Agent] [delete in Domestic Deed Poll] and each Financier is taken to have irrevocably instructed the Core Borrowers that this deed is to be delivered to and held by the Registrar and appointed and authorised the Registrar to hold this deed on its behalf.

3       FORM, TITLE AND STATUS
--------------------------------------------------------------------------------
CONSTITUTION UNDER LOAN NOTE DEED POLL
        3.1 The Loan Notes are debt obligations of the Core Borrowers owing under this deed poll and take the form of entries in the Register. Each entry in the Register constitutes a separate and individual acknowledgment to the relevant Financier of the indebtedness of the Core Borrowers to the relevant Financier under this deed.

INDEPENDENT OBLIGATIONS
        3.2 Subject to the terms of the Facility Agreement and the other Bank Finance Documents, the obligations of the Core Borrowers in respect of each Loan Note constitute separate and independent obligations which the Financier to whom those obligations are owed is entitled to enforce without having to join any other Financier or any predecessor in title of a Financier.

REGISTER CONCLUSIVE
        3.3 Entries in the Register in relation to a Loan Note constitute conclusive evidence that the person so entered is the registered owner of the Loan Note subject to rectification for fraud or error.

HOLDER ABSOLUTELY ENTITLED
        3.4 Upon a person acquiring title to any Loan Note by virtue of becoming registered as the owner of that Loan Note, all rights and entitlements arising by virtue of this deed in respect of that Loan Note vest absolutely in the registered owner of the Loan Note. Any person who has previously been registered as the owner of the Loan Note does not have, and is not entitled to assert against the Core Borrowers or the Registrar or the registered owner of the Loan Note for the time being and from time to time, any rights, benefits or entitlements in respect of the Loan Note.

STATUS OF LOAN NOTES
        3.5 The Loan Notes are direct, unsubordinated and secured obligations of the Core Borrowers and rank at least equally with all other unsecured and unsubordinated obligations of the Core Borrowers except liabilities mandatorily preferred by law.

4       TRANSFERS
--------------------------------------------------------------------------------
LIMIT ON TRANSFER
        4.1 Loan Notes may only be transferred in accordance with the Facility Agreement.

REGISTRATION OF TRANSFER
        4.2 The transferor of a Loan Note is deemed to remain the holder of that Loan Note until the name of the transferee is entered in the Register in respect of that Loan Note.

5       INTEREST
--------------------------------------------------------------------------------
INTEREST CHARGES
        5.1 The Core Borrowers agree to pay interest on each Loan for each of its Interest Periods at the applicable Interest Rate.

CALCULATION OF INTEREST
        5.2     Interest:

                (a) accrues daily from and including the first day of an Interest Period to but excluding the last day of an Interest Period; and

                (b)     is payable on each Interest Payment Date; and

                (c) is calculated on actual days elapsed and a year of 365 days.

6       REPAYING AND PREPAYING
--------------------------------------------------------------------------------
REPAYMENT
        6.1 The Core Borrowers agree to repay the Principal Outstanding for a Facility on the Maturity Date for that Facility.

VOLUNTARY PREPAYMENT
        6.2     The Core Borrowers may prepay a Loan, as follows:

                (a) unless the Facility Agent otherwise agrees, prepayment of part only of the Principal Outstanding may only be made if the total Principal Outstanding in respect of Loans prepaid on that day is at least $10,000,000 and a whole multiple of $5,000,000 or the balance of the Principal Outstanding;

                (b) the Core Borrowers must notify the proposed prepayment to the Facility Agent by 11am on the fifth Business Day before the prepayment (once given, a notice of prepayment is irrevocable and the Core Borrowers are obliged to prepay to the Facility Agent in accordance with the notice.); and

                (c) the prepayment must be made on the last day of the Interest Period for the Loan.

     If the Core Borrowers prepay they may be liable for break costs under a Hedge Agreement and if they prepay other than as set out in this clause 6.2, they may be liable for break costs - see clause 11.2 (Indemnity) of the Facility Agreement.

APPORTIONMENT
        6.3 Prepayments under clause 6.2 (Voluntary prepayment) will be applied rateably in reduction of the respective participation of all the Financiers according to their respective Commitments.

PREPAYMENT AND THE FACILITY LIMIT
        6.4 The Facility Limit for the Tranche A Facility and the Tranche C Facility is reduced by amounts prepaid. The Facility Limit for the Tranche B Facility is not reduced by amounts prepaid.

7       RELIQUIFYING BILLS
--------------------------------------------------------------------------------
OBLIGATION TO DRAW BILLS
        7.1 A Financier may, on behalf of the Core Borrowers draw Bills on itself. However:

                (a) the face value of those Bills, when added to the total of the face value of all other Bills drawn by the Financier under this clause 7 and which are outstanding, may not exceed the Financier's proportion of the Loan to which the Bills relate plus interest to the end of the then current Interest Period; and

                (b) no Bill is to be drawn which would mature after the next Interest Payment Date for the Loan in respect of which the Bill is to be drawn.

     In addition, the total face value of Bills which a Substitute Financier is entitled to have drawn with recourse to the Core Borrowers is reduced by the total discounted value of outstanding Bills drawn in respect of the relevant Retiring Financier which relate to the obligations assumed by the Substituted Financier and which are drawn with recourse to the Core Borrowers. Any other Bill drawn in respect of the Substitute Financier must expressly state that it is drawn without recourse to the Core Borrowers.

FINANCIER AS ATTORNEY
        7.2 The Core Borrowers irrevocably appoint each Financier and each Authorised Officer of each Financier individually as its attorney to draw, accept or endorse the Bills and agrees to ratify all action taken by an attorney under this clause 7.2.

TERMINATION
        7.3 A Financier's ability to draw Bills on behalf of the Core Borrowers ceases, and the appointment of a Financier and its Authorised Officers as attorney for this purpose is revoked, on payment by the Core Borrowers to the Facility Agent of all amounts owing to that Financier under this deed.

INDEMNITY BY FINANCIER
        7.4 Each Financier indemnifies the Core Borrowers against liability or loss arising from, and any Costs (including duty) incurred in connection with, any holder in due course of a Bill having recourse to the Core Borrowers in respect of a Bill drawn by the Financier under this clause 7.

DEEMED APPLICATION
        7.5 If a reliquefication Bill is presented to the Core Borrowers and the Core Borrowers discharges it by payment, the amount of that payment will be deemed to have been applied against the moneys outstanding under this deed to that Financier.

8       EVENT OF DEFAULT
--------------------------------------------------------------------------------

        In addition to any other rights provided by law or any Bank Finance Document if an Event of Default occurs, then the Facility Agent may declare at any time by notice to the Core Borrowers that:

                (a) an amount equal to the total of the Amount Owing for all Financiers is either:

                        (i) payable to the Facility Agent for the account of the Financiers on demand; or

                        (ii) immediately due for payment to the Facility Agent for the account of the Financiers;

                (b) the Financiers' obligations specified in the notice are terminated.

     The Facility Agent may make either or both of these declarations. The making of either of them gives immediate effect to its provisions. The Core Borrowers must pay the Amount Owing as demanded by the Facility Agent in accordance with the demand.

9       PAYMENT
--------------------------------------------------------------------------------
MANNER OF PAYMENT

        9.1 Unless a provision of a Bank Finance Document expressly states otherwise, the Core Borrowers agree to make payments under each Bank Finance Document (other than a Hedge Agreement):

                (a) on the due date (or, if that is not a Business Day, on the next Business Day in the same calendar month or, if none, the preceding Business Day); and

                (b)     not later than 12.00 noon in the place for payment; and

                (c)     in immediately available funds; and

                (d)     in Australian Dollars; and

                (e) in full without set-off or counterclaim and without any deduction in respect of Taxes unless prohibited by law; and

                (f) [to the Agent at the account in Australia nominated by the Agent/to the Agent at the account outside Australia nominated by the Agent. This account may be in Australia if the IWT Amending Legislation becomes law]. [delete as appropriate]

     Subject to clause 7.5 of this deed, the Core Borrowers satisfy a payment obligation only when the Agent receives the amount (even if the Core Borrowers pay the amount directly to a Financier or a Financier receives the amount by way of set-off).

CURRENCY OF PAYMENT
        9.2 The Core Borrowers waive any right they have in any jurisdiction to pay an amount other than in the currency in which it is due. However, if the Agent or a Financier receives an amount in a currency other than that in which it is due:

                (a) it may convert the amount received into the due currency (even though it may be necessary to convert through a third currency to do so) on the day and at such rates (including spot rate, same day value rate or value tomorrow rate) as it reasonably considers appropriate. It may deduct its usual Costs in connection with the conversion; and

                (b) the Core Borrowers satisfy their obligation to pay in the due currency only to the extent of the amount of the due currency obtained from the conversion after deducting the Costs of the conversion.

10      TAX
--------------------------------------------------------------------------------
PAYMENTS TO AGENTS OR FINANCIERS
        10.1 If a law requires a Core Borrower or the Agent to deduct an amount in respect of Taxes from a payment under any Bank Finance Document such that the Agent or a Financier would not actually receive on the due date the full amount provided for under the Bank Finance Document; then:

                (a) the amount payable by the Core Borrower is increased so that, after making the deduction and further deductions applicable to additional amounts payable under this clause 10.1 including any Tax on the additional amount, the Agent or the Financier receives (at the time the payment is due) the amount it would have received if no deductions had been required; and

                (b) the Core Borrower (or the Agent as the case may be) agrees to make the deductions; and

                (c) the Core Borrower (or the Agent as the case may be) agrees to pay the amounts deducted to the relevant authority in accordance with applicable law and give the original receipts to the relevant Financier (through the Agent).

        10.2 Notwithstanding clause 10.1, a Core Borrower shall have no obligations under clause 10.1 to a Financier if that Financier is in breach of a warranty under clause 24.2 of the Facility Agreement.

TAX CREDIT
        10.3 If a Core Borrower or an Agent complies with clause 10.1 (Payments to Agents or Financiers) and, as a result, the Agent or a Financier receives a tax credit, tax rebate or similar tax benefit that in the Agent's or Financier's sole opinion (without requiring it or its professional advisers to expend a material amount of time or incur a material cost in forming that opinion) is referable to the amount deducted and paid to the relevant authority, the Agent or the Financier, as applicable, agrees to notify the Core Borrower and pay the Core Borrower an amount which the Agent or Financier, as applicable, determines in its sole opinion but in good faith to be equal to the benefit. However, the Agent or Financier need pay only to the extent that the payment leaves the Agent or Financier in no worse position than it would have been had there been no requirement for the Core Borrower or the Agent to deduct amounts under clause 10.1 (Payments to Agent or Financiers). Neither the Agent nor any Financier need disclose to the Core Borrowers information about their tax affairs or order them in a particular way.

11      INCREASED COSTS
--------------------------------------------------------------------------------
COMPENSATION PAYABLE BY CORE BORROWERS
        11.1 The Core Borrowers agree to compensate a Financier on demand if a Financier determines that:

                (a) any new Directive or change in Directive taking effect after the date of this deed; or

                (b) a change in any Directive's interpretation or administration by an authority after the date of this deed; or

                (c) compliance by the Financier or any Holding Company (as defined in the Corporations Law) with any such Directive, changed Directive or changed interpretation or application,

     directly or indirectly:

                        (i) increases the cost of a Facility to the Financier or a Holding Company of the Financier; or

                        (ii) reduces any amount received or receivable by the Financier or a Holding Company of the Financier, or its effective return, in connection with a Loan Note; or

                        (iii) reduces the Financier's return or its Holding Company's return on capital allocated to a Loan Note, or its overall return on capital.

     Compensation need not be demanded in the form of a lump sum and may be demanded as a series of payments.

     Any demand under this clause 11.1 is to be made by the Facility Agent and must contain reasonable details of the basis of computation of the amount demanded (but need not disclose information about the Financier's or any Related Entity's tax affairs). The Core Borrowers agree to pay amounts due under this clause 11.1 to the Facility Agent.

NEGOTIATIONS
        11.2 Without prejudice to clause 11.3 (Prepayment), a Financier affected by a circumstance specified in clause 11.1(Compensation) must, at the request of the Core Borrowers made to the Facility Agent, negotiate in good faith with the Core Borrowers with a view to finding a means of avoiding the effect of the relevant circumstance, including by changing its lending office or transferring its rights and obligations to another financial institution acceptable to the Core Borrowers provided such means of avoiding the effect of the relevant circumstance can be achieved free of cost to the Financier and nothing in this clause obliges a Financier to take any action or refrain from taking any action apart from negotiating in good faith with the Core Borrowers.

PREPAYMENT
        11.3 If a Core Borrower has received a demand from the Facility Agent under clause 11.1 (Compensation payable by Core Borrowers) and that notice has not been withdrawn by the Facility Agent (acting on the direction of the relevant Financier) and provided that the Core Borrower has not given the Facility Agent a Drawdown Notice which has not been funded by the Financiers, the Core Borrower, by notice given to the Facility Agent, may:

                (a) terminate the Financier's obligation to make its Commitment under the affected Facility available; and

                (b) elect to prepay the Financier's participation in the Loan under the affected Facility together with all accrued interest and any other amounts (including, without limitation, any break costs) payable by the Core Borrower to the Facility Agent on behalf of the Financier in connection with the affected Facility, within 10 Business Days of receipt of the demand from the Facility Agent.

EFFECT OF NOTICE
        11.4    Any notice given by a Core Borrower under clause 11.3
                (Prepayment):

                (a)     takes effect when given to the Facility Agent;

                (b)     is irrevocable; and

                (c) binds the Core Borrower to act in accordance with any election made in that notice.

NO COMPENSATION
        11.5 A Financier may not require the Core Borrowers to make a payment under clause 11.1 (Compensation payable by Core Borrowers) if, at the time the Financier became a party to this deed:

                (a)     the Directive was known to the Financier; and

                (b) it was both reasonably certain that the Directive would become law or take effect and unreasonable for that Financier not to take that change into account in determining its likely overall return under this deed.

     The parties acknowledge that this clause 11.5 does not apply to the introduction of a tax on goods or services in Australia after the date of this deed.

RETROSPECTIVE COSTS
        11.6 A Financier may only require a Core Borrower to make a payment under clause 11.1(Compensation payable by Core Borrowers) in respect of increased costs incurred by it up to an Interest Period or 90 days, whichever is the greater, prior to the date on which the Financier became aware of the circumstance giving rise to the increased costs unless the increased cost is payable or incurred by the Financier retrospectively, in which case the full amount of the increased cost is payable by the Core Borrower to the Financier.

CHANGE OF LENDING OFFICE
        11.7 A Financier may not require a Core Borrower to make a payment under clause 11.1 (Compensation payable by Core Borrowers) if the increased cost arises directly and only as a result of and immediately following the change of the lending office of the Financier unless that change was the result of negotiations under clause 12.2 (Negotiations) or clause 12.4 (Financier to seek alternative funding method).

12      ILLEGALITY OR IMPOSSIBILITY
--------------------------------------------------------------------------------
FINANCIER'S RIGHT TO SUSPEND OR CANCEL

        12.1    This clause 12 applies if a Financier determines that:

                (a)     a change in a Directive; or

                (b) a change in the interpretation or administration of a Directive by an authority; or

                (c)     a new Directive,

     in each case taking effect after the date of this deed, makes it (or will make it) illegal or impossible for the Financier to fund, provide, or continue to fund or provide, financial accommodation under this deed. In these circumstances, the Financier must notify the Facility Agent promptly after becoming aware of such circumstances and, in turn, the Facility Agent, by promptly giving a notice to the Core Borrowers, may suspend or cancel some or all of the Financier's obligations under this deed as indicated in the notice.

EXTENT AND DURATION 12.2 The suspension or cancellation:

                (a) must apply only to the extent necessary to avoid the illegality or impossibility; and

                (b) in the case of suspension, may continue only for so long as the illegality or impossibility continues.

NOTICE REQUIRING PREPAYMENT UNDER FACILITY
        12.3 If the illegality or impossibility relates to a Loan, the Financier, through the Facility Agent, by giving a notice to the Core Borrowers, may require prepayment of all or part of the affected Financier's Amount Owing. The Core Borrowers agree to prepay to the Facility Agent the amount specified on the earlier of the last day before the illegality or impossibility arises or the Business Day following 30 days after the delivery of the notice.

FINANCIER TO SEEK ALTERNATIVE FUNDING METHOD
        12.4 If a notice is given under clause 12.1 (Financier's right to suspend or cancel), then:

                (a) the relevant Financier agrees to use reasonable endeavours for a period of 30 days (or, if earlier, the date of cancellation of the relevant financial accommodation) to make the relevant financial accommodation available by some alternative means (including changing its lending office to another then existing lending office or making the financial accommodation available through a Related Entity of the Financier) provided this can be achieved free of cost to the Financier and nothing in this clause obliges a Financier to take any action or refrain from taking any action; and

                (b) if the Financier advises the Facility Agent that no alternative means are available, the Facility Agent must use reasonable endeavours to arrange a transfer of the relevant Financier's rights and obligations (either to another Financier or another transferee).

13      INTEREST ON OVERDUE AMOUNTS
--------------------------------------------------------------------------------
OBLIGATION TO PAY
        13.1 If a Core Borrower does not pay any amount under this deed or a Loan Note on the due date for payment, the Core Borrower agrees to pay to the Facility Agent on demand interest on that amount at the Default Rate. The interest accrues daily from and including the due date up to but excluding the date of actual payment and is calculated on actual days elapsed and a year of 365 days.

COMPOUNDING
        13.2 Interest payable under clause 13.1 (Obligation to pay) which is not paid when due for payment may be added to the overdue amount by the Facility Agent at intervals which the Facility Agent determines from time to time or, if no determination is made, every 30 days. Interest is payable on the increased overdue amount at the Default Rate in the manner set out in clause 13.1 (Obligation to pay).

INTEREST FOLLOWING JUDGMENT
        13.3 If a liability to a party becomes merged in a judgment, the Core Borrower agrees to pay the Facility Agent on demand interest on the amount of that liability as an independent obligation. This interest:

                (a) accrues daily from (and including) the date the liability becomes due for payment both before and after the judgment up to (but excluding) the date the liability is paid; and

                (b) is calculated at the judgment rate or the Default Rate (whichever is higher).

14      GENERAL
--------------------------------------------------------------------------------
                    The "General" and "Interpretation" clauses of the Facility Agreement apply to this deed poll as if they were fully set out in this deed poll.

15      DEFINITIONS
--------------------------------------------------------------------------------
INCORPORATION OF DEFINITIONS
        15.1 Words and expressions which have a defined meaning in the Facility Agreement have the same meaning when used in this deed poll, unless expressly specified to the contrary.

NEW DEFINITIONS
        15.2    In addition:

     FACILITY AGREEMENT means the agreement so described in the Details.

EXECUTED as a deed [in Victoria] [specify location outside Australia] [delete as appropriate]

EXECUTION PAGES
--------------------------------------------------------------------------------

CORE BORROWERS

SIGNED by R.S. Shapard                      )
for TU AUSTRALIA HOLDINGS (PARTNERSHIP)     )
LIMITED PARTNERSHIP by being SIGNED by an   )
attorney for TU AUSTRALIA HOLDINGS (AGP)    )
PTY LTD, the general partner of the TU      )
Australia Holdings (Partnership) Limited    )
Partnership under power of attorney dated   )
23/2/99                                     )
in the presence of:                         )
                                            )
Steven J Pascoe (signed)                    )
----------------------------------          )
Signature of witness                        )
                                            )  R.S. Shapard (signed)
Steven J Pascoe                             )  ------------------------
----------------------------------          )  By executing this agreement the
Name of witness (block letters)             )  attorney states that the attorney
                                               has received no notice of
49/525 Collins Street, Melbourne            )  revocation of the power of
Address of witness                          )  attorney
                                            )
                                            )
Business Manager                            )
----------------------------------          )
Occupation of witness                       )


WCF BORROWERS

SIGNED by R.S. Shapard                      )
as attorney for TUA (NO. 10) PTY LTD        )
under power of attorney dated 23/2/99       )
in the presence of:                         )
                                            )
Steven J Pascoe (signed)                    )
----------------------------------.         )
Signature of witness                        )
                                            )
Steven J Pascoe                             )
----------------------------------.         )
Name of witness (block letters)             ) R.S. Shapard (signed)
                                            ) --------------------------------.
                                            ) By executing this agreement the
49/525 Collins Street,                      ) attorney states that the attorney
Melbourne                                   ) has received no notice of
Address of witness                          ) revocation of the power of
                                            ) attorney
Business Manager                            )
---------------------------------.          )
Occupation of witness                       )

SIGNED by R.S. Shapard                      )
as attorney for TUA (NO. 11) PTY LTD        )
under power of attorney dated 23/2/99       )
in the presence of:                         )
                                            )
Steven J Pascoe (signed)                    )
----------------------------------.         )
Signature of witness                        )
                                            )
Steven J Pascoe                             )
---------------------------------.          )
Name of witness (block letters)             ) R.S. Shapard (signed)
                                            ) ---------------------------------
                                            ) By executing this agreement the
49/525 Collins Street, Melbourne            ) attorney states that the attorney
---------------------------------.          ) has received no notice of
Address of witness                          ) revocation ofthe power of attorney
                                            )
Business Manager                            )
---------------------------------.          )
Occupation of witness                       )


JOINT LEAD BANKS AND FINANCIERS

SIGNED by Peter Manis                       )
as attorney for BANK OF AMERICA NATIONAL    )
TRUST AND SAVINGS ASSOCIATION under power   )
of attorney dated 22/2/99                   )
in the presence of:                         )
                                            )
Melanie Butcher                             )
(signed)                         .          )
Signature of witness                        )
                                            )
Melanie L Butcher                           )
--------------------------------------.     )
Name of witness (block letters)             )
                                            ) Peter Manis (signed)
                                            ) --------------------------------
Level 28, 525 Collins Street, Melbourne     )
----------------------------------------.   )
Address of witness                          ) By executing this agreement the
                                              attorney states that the attorney
Solicitor                                     has received no notice of
----------------------------------------.     revocation of the power of
Occupation of witness                         attorney

SIGNED by Peter Manis                       )
as attorney for BA AUSTRALIA LIMITED        )
under power of attorney dated               )
22/2/99                                     )
in the presence of:                         )
                                            )
Melanie Butcher (signed)                    )
---------------------------------.          )
Signature of witness                        )
                                            )
Melanie L Butcher                           )
---------------------------------.          )
Name of Witness (block letters)             )
                                            ) Peter Manis
                                            ) (signed)
Level 28, 525 Collins Street, Melbourne     )
----------------------------------------.   )
Address of witness                          ) By executing this agreement the
                                            ) attorney states that the attorney
Solicitor                                   ) has received no notice of
---------------------------------------.    ) revocation of the power of
Occupation of witness                       ) attorney



SIGNED by P Saunders and                    )
A Masciantonio                              )
as attorney for DEUTSCHE BANK AG under      )
power of attorney dated 20/11/98            )
in the presence of:                         )
                                            )
David Byrne (signed)                        )
-------------------------------------.      )
Signature of witness                        ) P Saunders (signed)
                                            ) -------------------------------.
David Byrne                                 )
-------------------------------------.      )
Name of witness (block letters)             )
                                            ) A Masciantonio (signed)
23/333 Collins Street, Melbourne            ) -------------------------------.
-------------------------------------.      ) By executing this agreement the
Address of witness                          ) attorney states that the attorney
                                            ) has received no notice of
Banker                                      ) revocation of the power of
-------------------------------------.      ) attorney
Occupation of witness                       )

SIGNED by P Saunders and                    )
A Masciantonio                              )
as attorney for DEUTSCHE AUSTRALIA          )
LIMITED under power of attorney dated       )
20/9/89                                     )
in the presence of:                         )
                                            )
David Byrne (signed)                        )
-------------------------------------.      )
Signature of witness                        ) P Saunders (signed)
                                            ) --------------------------------.
David Byrne                                 )
-------------------------------------.      )
Name of witness (block letters)             )
                                            ) A Masciantonio (signed)
23/333 Collins Street, Melbourne            ) --------------------------------.
-------------------------------------.      ) By executing this agreement the
Address of witness                          ) attorney states that the attorney
                                            ) has received no notice of
Banker                                      ) revocation of the power of
-------------------------------------.      )  attorney
Occupation of witness


SIGNED by Peter Robinson                    )
as attorney for NATIONAL AUSTRALIA BANK     )
LIMITED under power of attorney dated 28    )
February 1991 in the presence of:           )
                                            )
Melanie Butcher                             )
---------------------------------.          )
Signature of witness                        )
                                            )
Melanie L Butcher                           )
---------------------------------.          )
Name of witness (block letters)             )
                                            ) Peter Robinson
Level 28, 525 Collins Street, Melbourne     ) (signed)                        .
----------------------------------------.   )
Address of witness                          ) By executing this agreement the
                                            ) attorney states that the attorney
Solicitor                                   ) has received no notice of
----------------------------------------.   ) revocation of the power of
Occupation of witness                       ) attorney

SIGNED by Jeffrey Clark                     )
as attorney for PARIBAS GROUP AUSTRALIA     )
LIMITED under power of attorney dated       )
22/2/99                                     )
in the presence of:                         )
                                            )
Melanie Butcher                             )
---------------------------------.          )
Signature of witness                        )
                                            )
Melanie L                                   )
---------------------------------.          )
Name of witness (block letters)             ) Jeffrey Clark (signed)
                                            ) ------------------------------.
Level 28, 525 Collins Street, Melbourne     ) By executing this agreement the
----------------------------------.         ) attorney states that the attorney
Address of witness                          ) has received no notice of
                                            ) revocation of the power of
Solicitor                                   ) attorney
-----------------------------------.        )
Occupation of witness                       )


SIGNED by                                   )
Paul Francis Mulderry                       )
as attorney for TORONTO DOMINION            )
AUSTRALIA LIMITED under power of attorney   )
dated 17 July 1987                          )
in the presence of:                         )
                                            )
Melanie Butcher (signed)                    )
----------------------------------------.   )
Signature of witness                        )
                                            )
Melanie L Butcher                           )
----------------------------------------.   )
Name of witness (block letters)             ) Paul Mulderry (signed)
                                            ) --------------------------------.
Level 28, 525 Collins Street, Melbourne     ) By executing this agreement the
----------------------------------------.   ) attorney states that the attorney
Address of witness                          ) has received no notice of
                                            ) revocation of the power of
Solicitor                                   ) attorney
----------------------------------------.   )
Occupation of witness                       )

WORKING CAPITAL BANK

SIGNED by Peter Robinson                    )
as attorney for NATIONAL AUSTRALIA BANK     )
LIMITED under power of attorney dated 28    )
February 1991 in the presence of:           )
                                            )
Melanie Butcher (signed)                    )
----------------------------------------.   )
Signature of witness                        )
                                            )
Melanie L Butcher                           )
----------------------------------------.   )
Name of witness (block letters)             )
                                            ) Peter Robinson (signed)
Level 28, 525 Collins Street, Melbourne     ) --------------------------------.
----------------------------------------.   ) By executing this agreement the
Address of witness                          ) attorney states that the attorney
                                              has received no notice of
Solicitor                                     revocation of the power of
----------------------------------------.     attorney
Occupation of witness

HEDGE COUNTERPARTIES

SIGNED by Peter Manis                       )
as attorney for BANK OF AMERICA NATIONAL    )
TRUST AND SAVINGS ASSOCIATION under power   )
of attorney dated 22/2/99                   )
in the presence of:                         )
                                            )
Melanie Butcher (signed)                    )
---------------------------------------.    )
Signature of witness                        )
                                            )
Melanie L Butcher                           )
---------------------------------------.    )
Name of witness (block letters)             ) Peter Manis (signed)
                                            ) --------------------------------.
Level 28, 525 Collins Street, Melbourne     ) By executing this agreement the
----------------------------------------.   ) attorney states that the attorney
Address of witness                            has received no notice of
                                              revocation of the power of
Solicitor                                     attorney
----------------------------------------.
Occupation of witness

SIGNED by P Saunders and                    )
A Masciantonio                              )
as attorney for DEUTSCHE BANK AG under      )
power of attorney dated 20/11/98            )
in the presence of:                         )
                                            )
David Byrne (signed)                        )
----------------------------------------.   )
Signature of witness                        )
                                            ) P Saunders (signed)
David Byrne                                 ) --------------------------------.
----------------------------------------.   )
Name of witness (block letters)             )
                                            ) A Masciantonio (signed)
23/333 Collins Street, Melbourne            ) --------------------------------.
----------------------------------------.   ) By executing this agreement the
Address of witness                            attorney states that the attorney
                                              has received no notice of
Banker                                        revocation of the power of
----------------------------------------.     attorney
Occupation of witness


SIGNED by Peter Robinson                    )
as attorney for NATIONAL AUSTRALIA BANK     )
LIMITED under power of attorney dated 28    )
February 1991 in the presence of:           )
                                            )
Melanie Butcher (signed)                    )
--------------------------------------.     )
Signature of witness                        )
                                            )
Melanie L Butcher                           )
--------------------------------------.     )
Name of witness (block letters)             )
                                            ) Peter Robinson (signed)
Level 28, 525 Collins Street, Melbourne     ) --------------------------------.
---------------------------------------.    ) By executing this agreement the
Address of witness                          ) attorney states that the attorney
                                              has received no notice of
Solicitor                                     revocation of the power of
---------------------------------------.      attorney
Occupation of witness

SIGNED by                                   )
Paul Francis Mulderry                       )
as attorney for THE TORONTO- DOMINION       )
BANK under power of attorney dated 22       )
February 1999                               )
in the presence of:                         )
                                            )
Melanie Butcher (signed)                    )
---------------------------------------.    )
Signature of witness                        )
                                            )
Melanie L Butcher                           )
---------------------------------------.    )
Name of witness (block letters)             ) Paul Mulderry (signed)
                                            ) --------------------------------.
Level 28, 525 Collins Street, Melbourne     ) By executing this agreement the
--------------------------------------- .   ) attorney states that the attorney
Address of witness                          ) has received no notice of
                                            ) revocation of the power of
Solicitor                                   ) attorney
--------------------------------------- .
Occupation of witness


FACILITY AGENT


SIGNED by Peter Robinson                    )
as attorney for NATIONAL AUSTRALIA BANK     )
LIMITED under power of attorney dated 28    )
February 1991 in the presence of:           )
                                            )
Melanie Butcher (signed)                    )
---------------------------------------.    )
Signature of witness                        )
                                            )
Melanie L Butcher                           )
---------------------------------------.    )
Name of witness (block letters)             )
                                            ) Peter Robinson (signed)
Level 28, 525 Collins Street, Melbourne     ) --------------------------------.
----------------------------------------.   ) By executing this agreement the
Address of witness                          ) attorney states that the attorney
                                            ) has received no notice of
Solicitor                                   ) revocation of the power of
--------------------------------------- .   ) attorney
Occupation of witness                       )

OFFSHORE PAYING AGENT

SIGNED by  Peter Robinson                   )
as attorney for NATIONAL AUSTRALIA BANK     )
LIMITED, SINGAPORE BRANCH under power of    )
attorney dated 28 February 1991 in the      )
presence of:                                )
                                            )
Melanie Butcher (signed)                    )
----------------------------------------.   )
Signature of witness                        )
                                            )
Melanie L Butcher                           )
----------------------------------------.   )
Name of witness (block letters)             ) Peter Robinson (signed)
                                            ) --------------------------------.
Level 28, 525 Collins Street, Melbourne     ) By executing this agreement the
----------------------------------------.   ) attorney states that the attorney
Address of witness                          ) has received no notice of
                                            ) revocation of the power of
Solicitor                                   ) attorney
----------------------------------------.   )
Occupation of witness                       )